As filed with the Securities and Exchange Commission on November 12, 2004
                                              Securities Act File No. 333-
                                     Investment Company Act File No. 811-07478

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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               -----------------
                                   FORM N-2
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|
                          Pre-Effective Amendment No.                      |_|
                         Post-Effective Amendment No.                      |_|
                                    and/or
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|
                                AMENDMENT NO. 7                            |X|
                       (Check appropriate box or boxes)
                               -----------------
                            MUNIVEST FUND II, INC.
              (Exact Name of Registrant as Specified in Charter)
                               -----------------
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices)
                                (609) 282-2800
             (Registrant's Telephone Number, Including Area Code)
                               -----------------
                                Terry K. Glenn
                            MuniVest Fund II, Inc.
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)
                               -----------------
                                  Copies to:
        Andrew J. Donohue, Esq.                      Frank P. Bruno, Esq.
      FUND ASSET MANAGEMENT, L.P                SIDLEY AUSTIN BROWN & WOOD LLP
             P.O. Box 9011                            787 Seventh Avenue
   Princeton, New Jersey 08543-9011              New York, New York 10019-6018
                               -----------------
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |_|

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                  CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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                                                           Proposed      Proposed
                                                           Proposed      Maximum
                                                           Maximum      Aggregate     Amount of
          Title of Securities             Amount being  Offering Price   Offering    Registration
            Being Registered             Registered(1)   Per Unit(1)     Price(1)       Fee(2)
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Auction Market Preferred Stock...         1,600 shares     $25,000     $40,000,000      $5,068
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(1) Estimated solely for the purpose of calculating the registration fee.
(2) Transmitted prior to the filing date to the designated lockbox of the Securities and Exchange Commission at Mellon Bank in Pittsburgh, PA.
                               -----------------
      The Registrant hereby amends this Registration Statement on such date or dates as may become necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

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The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             Subject to Completion
                Preliminary Prospectus dated November 12, 2004

P R O S P E C T U S
-------------------

                                  $40,000,000
                            MuniVest Fund II, Inc.
                    Auction Market Preferred Stock ("AMPS")
                            1,600 Shares, Series D
                   Liquidation Preference $25,000 per Share
                               -----------------
      MuniVest Fund II, Inc. is a non-diversified, closed-end fund. The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in municipal obligations that are rated below investment grade (commonly known as "junk" bonds) or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. The Fund invests primarily in long term municipal obligations. The Fund may invest in certain tax exempt securities classified as "private activity bonds," as discussed within, that may subject certain investors in the Fund to an alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

      This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Fund's statement of additional information, dated ________ __, 2005, contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus) and the table of contents of the statement of additional information appears on page [50] of this prospectus. You may request a free copy by writing or calling the Fund at (800) 543-6217.

      Certain capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

      Investing in the AMPS involves certain risks that are described in the "Risk Factors and Special Considerations" section beginning on page [9] of this prospectus. The minimum purchase amount for the AMPS is $25,000.

                               -----------------

                                                           Per Share           Total
                                                           ---------           -----
      Public offering price.........................        $25,000        $40,000,000
      Underwriting discount.........................           $250           $400,000
      Proceeds, before expenses, to the Fund (1)....        $24,750        $39,600,000

       (1) The estimated offering expenses payable by the Fund are $150,000.

      The public offering price per share will be increased by the amount of accumulated dividends, if any, from the date the shares are first issued.

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      One certificate for the AMPS will be ready for delivery to the nominee of The Depository Trust Company on or about ________ ___, 2005.
                                ---------------
                              Merrill Lynch & Co.
                                ---------------
              The date of this prospectus is ________ ___, 2005.

                               TABLE OF CONTENTS
                                                                          Page
                                                                          ----

Prospectus Summary...........................................................4
Risk Factors and Special Considerations.....................................10
Financial Highlights........................................................14
The Fund....................................................................16
Use of Proceeds.............................................................16
Capitalization..............................................................16
Portfolio Composition.......................................................17
Investment Objective and Policies...........................................17
Other Investment Policies...................................................26
Description of AMPS.........................................................29
The Auction.................................................................35
Rating Agency Guidelines....................................................42
Investment Advisory and Management Arrangements.............................43
Taxes.......................................................................44
Description of Capital Stock................................................45
Custodian...................................................................48
Underwriting................................................................49
Transfer Agent, Dividend Disbursing Agent and Registrar.....................49
Accounting Services Provider................................................49
Legal Opinions..............................................................50
Independent Registered Public Accounting Firm And Experts...................50
Additional Information......................................................50
Table of Contents of Statement of Additional Information....................51
Glossary....................................................................52

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      Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing to the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

                                ---------------

      You should rely only on the information contained in this prospectus. We have not, and the underwriter has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date.

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                              PROSPECTUS SUMMARY

      This summary is qualified in its entirety by reference to the detailed information included in this prospectus and the statement of additional information.

The Fund MuniVest Fund II, Inc. is a non-diversified, closed-end management investment company.

The Offering             The Fund is offering a total of 1,600 shares of
                         Auction Market Preferred Stock, Series D, at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date the shares are first issued. The shares of AMPS are being offered by Merrill Lynch, Pierce, Fenner & Smith Incorporated
                         ("Merrill Lynch"), as underwriter.

                         The Series D AMPS will be shares of preferred stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. In general, except as described below, each dividend period following the initial dividend period will be seven days. The applicable dividend for a particular dividend period will be determined by an auction conducted on the business day next preceding the start of that dividend period.

                         Investors and potential investors in shares of Series D AMPS may participate in auctions for the AMPS through their broker-dealers.

                         Generally, AMPS investors will not receive certificates representing ownership of their shares. Ownership of AMPS will be maintained in book-entry form by the securities depository (The Depository Trust Company) or its nominee for the account of the investor's agent member (generally the investor's broker-dealer). The investor's agent member, in turn, will maintain records of such investor's beneficial ownership of AMPS.

Investment               The investment objective of the Fund is to provide
Objective and            shareholders with as high a level of current income
Policies                 exempt from Federal income taxes as is consistent
                         with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets
                         (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes ("Municipal Bonds"). In general, the Fund does not intend for its investments to earn a large amount of interest income that is not exempt from Federal income tax, except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

                         Maturity. The average maturity of the Fund's portfolio securities varies from time to time based upon an assessment of economic and market conditions by Fund Asset Management, L.P., the Fund's investment adviser (the "Investment Adviser"). The Fund intends to invest primarily in long term Municipal Bonds (that is, Municipal Bonds with maturities of more than ten years). However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years.

                         Investment Grade Municipal Bonds. Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are rated investment grade by one or more nationally recognized statistical rating organizations ("NRSROs") (Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by

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                         Standard & Poor's ("S&P") or Fitch Ratings ("Fitch")) or in unrated bonds considered by the Investment Adviser, to be of comparable quality. In assessing the quality of Municipal Bonds, the Investment Adviser takes into account any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

                         "High Yield' or "Junk" Bonds. The Fund may invest up to 25% of its total assets in high yield Municipal Bonds (commonly known as "junk" bonds) that are rated below investment grade by the NRSROs (Ba or lower Moody's or BB or lower by S&P or Fitch) or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

                         Indexed and Inverse Floating Rate Securities. The Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities whose return is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when short term interest rates increase and increase when short term interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate, tax exempt securities. Both indexed securities and inverse floaters are derivative securities and can be considered speculative.

                         Hedging Transactions. The Fund may seek to hedge its portfolio against changes in interest rates using options and financial futures contracts or swap transactions. The Fund's hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may try to limit its risk of loss from a decline in price of a portfolio security by purchasing a put option. However, the Fund must pay for the option, and the price of the security may not in fact drop. In large part, the success of the Fund's hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

                         Swap Agreements. The Fund is authorized to enter into swap agreements, which are over- the-counter contracts in which one party agrees to make periodic payments based on the change in the market value of a specific bond, basket of bonds or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                         Tax Considerations. While exempt-interest dividends are excluded from gross income for Federal income tax purposes, they may be subject to the Federal alternative minimum tax in certain circumstances. Distributions of any capital gain or other taxable income will be taxable to stockholders. The Fund may not be a suitable investment for investors subject to the Federal alternative minimum tax or who would become subject to such tax by investing

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                         in the Fund. See "Taxes."

Risk Factors             Main Risks. Set forth below is a summary of the main
                         risks of investing in the Fund's Series D AMPS:

                         o The credit ratings of the AMPS could be reduced or terminated while an investor holds the AMPS, which could affect liquidity.

                         o Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise, nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

                         o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

                         o As a result of bidding by broker-dealers in an auction, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

                         o A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction, or (iii) an applicable dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction.

                         o Broker-dealers have no obligation to maintain a secondary trading market in the AMPS outside of auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may have to sell AMPS between auctions at a price per share of less than $25,000.

                         o The Fund is registered as a "non-diversified" investment company, the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund.

                         o The Fund issues shares of AMPS, which generally pay dividends based on short term interest rates. The Fund generally will purchase Municipal Bonds that pay interest at fixed or adjustable rates. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. If the asset coverage becomes too low, the Fund may be required to redeem some or all of the shares of AMPS.

                         o The amount of public information available about Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

                         o The Fund's investments in Municipal Bonds are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an

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                            issuer's credit rating or the market's perception of an issuer's creditworthiness may affect the value of the Fund's investment in that issuer.

                         o Investments in junk bonds entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade Municipal Bonds. Municipal Bonds rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and dividend income and repay principal.

                         For a more detailed description of the main risks as well as certain other risks associated with investing in the Fund's Series D AMPS, see "Risk Factors and Special Considerations."

Investment Adviser       The Investment Adviser provides investment advisory
                         and administrative services to the Fund. For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets (including any proceeds from the issuance of preferred stock).

Dividends and            Dividends on the Series D AMPS will be cumulative
Dividend Periods         from the date the shares are first issued and payable
                         at the annualized cash dividend rate for the initial dividend period on the initial dividend payment date as follows:

                                                               Initial           Initial
                                              Initial         Dividend          Dividend
                                              Dividend         Period            Payment
                           AMPS Series          Rate           Ending             Date
                       ------------------  -------------  ---------------- ------------------
                       Series D.......           %         _________, 2005  __________, 2005

                         After the initial dividend period, each dividend period for the Series D AMPS will generally consist of seven days; provided however, that, before any auction, the Fund may decide, subject to certain limitations and only if it gives notice to holders, to declare a special dividend period of up to five years.

                         After the initial dividend period, in the case of dividend periods that are not special dividend periods, dividends generally will be payable on each succeeding ________ in the case of the Series D AMPS.

                         Dividends for the Series D AMPS will be paid through the securities depository (The Depository Trust Company) on each dividend payment date for the AMPS.

                         For each subsequent dividend period, the auction agent (The Bank of New York) will hold an auction to determine the cash dividend rate on the shares of Series D AMPS.

Determination of         Generally, the applicable dividend rate for any
Maximum Dividend         dividend period for the Series D AMPS will not be
Rates                    more than the maximum applicable rate attributable to
                         such shares. The maximum applicable rate will be the higher of (A) the applicable percentage of the reference rate on the auction date or (B) the applicable spread plus the reference rate on the auction date. The reference rate is (A) the higher of the applicable LIBOR Rate (as defined in the Glossary) and the Taxable Equivalent of the Short
                         Term Municipal Bond Rate (as defined in the Glossary)
                         (for a dividend period or special dividend period of 364 or fewer days), or (B) the applicable Treasury
                         Index Rate (as defined in the Glossary) (for a special dividend period of 365 days or more). The maximum applicable rate for the Series D AMPS will depend on the credit rating assigned to the shares, the length of the dividend period and whether or not the Fund has given notification prior to the auction for the dividend period that any taxable income will be included in the dividend on the AMPS for that dividend period. The

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                         applicable percentage and applicable spread are as follows:

                                                          Applicable      Applicable     Applicable      Applicable
                                                          Percentage      Percentage     Spread Over    Spread Over
                                Credit Ratings           of Reference    of Reference     Reference      Reference
                        ------------------------------      Rate--No         Rate--        Rate--No        Rate--
                           Moody's            S&P        Notification    Notification   Notification    Notification
                        --------------  --------------  --------------  -------------- --------------  --------------
                             Aaa              AAA            110%            125%           1.10%          1.25%
                          Aa3 to Aa1      AA- to AA+         125%            150%           1.25%          1.50%
                           A3 to A1        A- to A+          150%            200%           1.50%          2.00%
                         Baa3 to Baa1    BBB- to BBB+        175%            250%           1.75%          2.50%
                          Below Baa3      Below BBB-         200%            300%           2.00%          3.00%

                         The applicable percentage and the applicable spread as so determined may be subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the broker-dealers participating in the auction for the AMPS.

                         There is no minimum applicable dividend rate for any dividend period.

Other AMPS               The Fund has outstanding 5,400 shares of three other
                         series of Auction Market Preferred Stock, each with a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends, for an aggregate initial liquidation preference of $135,000,000 (the
                         "Other AMPS"). The Other AMPS are as follows: 1,800 shares of Auction Market Preferred Stock, Series A;
                         1,800 shares of Auction Market Preferred Stock,
                         Series B; and 1,800 shares of Auction Market
                         Preferred Stock, Series C. The Series D AMPS offered hereby rank on a parity with the Other AMPS with respect to dividends and liquidation preference.

Asset Maintenance        Under the Fund's Articles Supplementary creating the
                         Series D AMPS (the "Articles Supplementary"), the
                         Fund must maintain:

                         o asset coverage of the AMPS and Other AMPS as required by the rating agencies rating the AMPS, and

                         o asset coverage of the AMPS and Other AMPS of at least 200% as required by the Investment Company Act of 1940 (the "1940 Act").

                         The Fund estimates that, based on the composition of its portfolio at October 31, 2004, asset coverage of the AMPS and Other AMPS as required by the 1940 Act would be approximately ___% immediately after the Fund issues the shares of AMPS offered by this prospectus representing approximately __% of the Fund's capital, or approximately __% of the Fund's common stock equity, immediately after the issuance of such AMPS.

Mandatory                If the required asset coverage is not maintained or,
Redemption               when necessary, restored, the Fund must redeem shares
                         of AMPS at the price of $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared). The provisions of the 1940
                         Act may restrict the Fund's ability to make such a mandatory redemption.

Optional                 The Fund may, at its option, choose to redeem all or
Redemption               some of the shares of AMPS on any dividend payment
                         date at the price of $25,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared), plus any applicable premium.

Liquidation              The liquidation preference (that is, the amount the
Preference               Fund must pay to holders of AMPS if the Fund is
                         liquidated) of each share of AMPS will be $25,000, plus an amount equal to

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                         accumulated but unpaid dividends (whether or not earned or declared).

Ratings The AMPS will be issued with a rating of Aaa from Moody's and AAA from S&P.

Voting Rights            The 1940 Act requires that the holders of AMPS and
                         any other preferred stock, including the Other AMPS, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when dividends on the AMPS or any other preferred stock, including the Other AMPS, are unpaid for two full years. The
                         Fund's Charter, the 1940 Act and the General
                         Corporation Laws of the State of Maryland require holders of AMPS and any other preferred stock, including the Other AMPS, to vote as a separate class on certain other matters.
















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                    RISK FACTORS AND SPECIAL CONSIDERATIONS

      An investment in the Fund's AMPS should not constitute a complete investment program.

      Set forth below are the main risks of investing in the Fund's AMPS.

      Investment Considerations. Investors in AMPS should consider the following factors:

      o The credit ratings of the AMPS could be reduced or terminated while an investor holds the AMPS.

      o Neither broker-dealers nor the Fund are obligated to purchase shares of AMPS in an auction or otherwise, nor is the Fund required to redeem shares of AMPS in the event of a failed auction.

      o If sufficient bids do not exist in an auction, the applicable dividend rate will be the maximum applicable dividend rate, and in such event, owners of AMPS wishing to sell will not be able to sell all, and may not be able to sell any, AMPS in the auction. As a result, investors may not have liquidity of investment.

      o Broker-dealers may submit orders in auctions for the AMPS for their own account. If a broker-dealer submits an order for its own account in any auction, it may have knowledge of orders placed through it in that auction and therefore have an advantage over other bidders, but such broker-dealer would not have knowledge of orders submitted by other broker-dealers in that auction. As a result of bidding by a broker-dealer in an auction, the dividend rate that would apply at the auction may be higher or lower than the rate that would have prevailed had the broker-dealer not bid.

      o A broker-dealer may bid in an auction in order to prevent what would otherwise be (i) a failed auction, (ii) an "all-hold" auction, or (iii) an applicable dividend rate that the broker-dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the auction. A brokerdealer may, but is not obligated to, advise owners of AMPS that the dividend rate that would apply in an "all-hold" auction may be lower than would apply if owners submit bids and such advice, if given, may facilitate the submission of bids by owners that would avoid the occurrence of an "all-hold" auction.

      o Merrill Lynch has advised the Fund that it and certain other broker-dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received a letter from the Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch is cooperating and expects to continue to cooperate with the Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for AMPS or the auctions.

      Secondary Market. Broker-dealers have no obligation to maintain a secondary trading market in the AMPS outside of auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market. The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may have to sell AMPS between auctions at a price per share of less than $25,000.

      Rating Agencies. The Fund will issue the AMPS only if the AMPS have received a rating of Aaa from Moody's and AAA from S&P. As a result of such ratings, the Fund will be subject to guidelines of Moody's, S&P or another substitute NRSRO that may issue ratings for its preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Fund of certain portfolio management techniques or investments. The Fund does not expect these guidelines to prevent the Investment Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies. Also, under certain circumstances, the Fund may voluntarily terminate compliance with Moody's or S&P's guidelines, or both, in which case the AMPS may no longer be rated by Moody's or S&P, as applicable, but will be rated by at least one rating agency.

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      Interest Rate Risk and AMPS. The Fund issues shares of AMPS, which generally pay dividends based on short term interest rates. The Fund generally will purchase Municipal Bonds that pay interest at fixed or adjustable rates. If short term interest rates rise, dividend rates on the shares of AMPS may rise so that the amount of dividends paid to the holders of shares of AMPS exceeds the income from the Fund's portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the AMPS offering) is available to pay dividends on the shares of AMPS, dividend rates on the shares of AMPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the shares of AMPS would be jeopardized. If market interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the AMPS. If the asset coverage becomes too low, the Fund may be required to redeem some or all of the shares of AMPS.

      Non-Diversification. The Fund is registered as a "non-diversified" investment company. This means that the Fund may invest a greater percentage of its assets in a single issuer than a diversified investment company. Since the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more exposed to any single economic, political or regulatory occurrence than a more widely diversified fund. Even as a non-diversified fund, the Fund must still meet the diversification requirements applicable to regulated investment companies under the Federal income tax laws.

      Market Risk and Selection Risk. Market risk is the risk that the bond market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the bond market, the relevant indices, or other funds with similar investment objectives and investment strategies.

      Tax Exempt Securities Market Risk. The amount of public information available about Municipal Bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may, therefore, be more dependent on the analytical abilities of the Investment Adviser than the performance of a stock fund or taxable bond fund.

      Interest Rate and Credit Risk. The Fund invests in Municipal Bonds, which are subject to interest rate and credit risk. Interest rate risk is the risk that prices of Municipal Bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Fund's use of leverage by the issuance of preferred stock and its investment in inverse floating obligations, as discussed below, may increase interest rate risk. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that the Fund's portfolio will decline in value if interest rates increase in the future. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

      Risks Associated with Non-Investment Grade Securities. Under normal market conditions, the Fund expects to invest at least 75% of its total assets in Municipal Bonds that are rated investment grade by Moody's, S&P or Fitch, or in unrated Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. The Fund may invest up to 25% of its total assets in high yield Municipal Bonds that are rated below investment grade or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

      Set forth below are certain other risks associated with investing in the Fund's AMPS.

      Call and Redemption Risk. A Municipal Bond's issuer may call the bond for redemption before it matures. If this happens to a Municipal Bond that the Fund holds, the Fund may lose income and may have to invest the proceeds in Municipal Bonds with lower yields.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
      Rating Categories. The Fund intends to invest in Municipal Bonds that are rated investment grade by S&P, Moody's or Fitch, or in unrated Municipal Bonds that are considered by the Investment Adviser to possess similar credit characteristics. Obligations rated in the lowest investment grade category may have certain speculative characteristics. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

      Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's Municipal Bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could negatively affect the Fund's yield, return or the market price of the common stock.

      Private Activity Bonds. The Fund may invest in certain tax exempt securities classified as "private activity bonds." These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

      Liquidity of Investments. Certain Municipal Bonds in which the Fund invests may lack an established secondary trading market or may be otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

      Portfolio Strategies. The Fund may engage in various portfolio strategies both to seek to increase the return of the Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These portfolio strategies include the use of derivatives, such as indexed securities, inverse floating rate securities, options, futures, options on futures, interest rate swap transactions and credit default swaps. Such strategies subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategies, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Fund's portfolio. The Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. There can be no assurance that the Fund's portfolio strategies will be effective. Some of the derivative strategies that the Fund may use to seek to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Fund's risk of loss.

      General Risks Related to Derivatives. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Fund may invest in a variety of derivative instruments for investment purposes, hedging purposes or to seek to increase its return, such as options, futures contracts and swap agreements. The Fund may use derivatives as a substitute for taking a position in an underlying security or other asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund's costs associated with the dividend payments on the preferred stock, including the AMPS. The Fund also may invest in certain derivative products that pay tax exempt income interest via a trust or partnership through which the Fund holds interests in one or more underlying long term municipal securities. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leverage risk and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in Municipal Bonds, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund and/or the tax exempt nature of the dividends paid by the Fund.

      Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

------------------------------------------------------------------------------

------------------------------------------------------------------------------
      Swaps. Swap agreements are types of derivatives. In order to seek to hedge the value of the Fund's portfolio, to hedge against increases in the Fund's cost associated with the interest payments on its outstanding borrowings or to seek to increase the Fund's return, the Fund may enter into interest rate or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect Fund performance. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Fund is not required to enter into interest rate or credit default swap transactions for hedging purposes or to enhance its return and may choose not to do so.

      Taxability Risk. The Fund intends to minimize the payment of taxable income to stockholders by investing in Municipal Bonds and other tax exempt securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or to have paid, taxable income subsequent to the Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend (as defined herein) to a holder of AMPS under these circumstances. If a security acquired based on reliance on such an opinion of counsel is subsequently determined to pay interest that is includable in gross income for Federal income tax purposes, the Fund will dispose of that security as soon as reasonably practicable.

      Antitakeover Provisions. The Fund's Charter, By-laws and the General Corporation Law of the State of Maryland include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

      Market Disruption. The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. The continued threat of similar attacks, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short term market volatility and may have long term effects on U.S. and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Fund's portfolio securities, interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund's AMPS. Non-investment grade securities tend to be more volatile than investment grade fixed income securities so that these events and other market disruptions may have a greater impact on the prices and volatility of non-investment grade securities than on investment grade fixed income securities. There can be no assurance that these events and other market disruptions will not have other material and adverse implications for the non-investment grade securities markets.







------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

      The following Financial Highlights table is intended to help you understand the Fund's financial performance for the years shown. Certain information reflects financial results for a single share of common stock or preferred stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of common stock of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal years ended October 31, 1995 to October 31, 2004 has been audited by ______________, whose report for the fiscal year ended October 31, 2004, along with the financial statements of the Fund, is included in the Fund's 2004 Annual Report, which is incorporated by reference herein. You may obtain a copy of the 2004 Annual Report at no cost by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

      The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                   For the Year Ended October 31,
                                                                ------------------------------------------------------------------
                                                                     2004        2003          2002         2001++        2000++
                                                                -------------  --------      --------     ----------    ----------
Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance
 Net asset value, beginning of year .....................                       $14.16       $14.29        $13.32         $12.81
                                                                -------------  --------      --------     ----------    ----------
 Investment income--net .................................                         1.17+        1.11          1.02           1.04
 Realized and unrealized gain (loss) on
  investments--net ......................................                          .49         (.25)          .97            .54
 Dividends to Preferred Stock shareholders
  from investment income--net ...........................                         (.07)        (.09)         (.22)          (.28)
                                                                -------------  --------      --------     ----------    ----------
 Total from investment operations .......................                         1.59          .77          1.77           1.30
                                                                -------------  --------      --------     ----------    ----------
 Less dividends to Common Stock shareholders from:
   Investment income--net ...............................                         (.99)        (.90)         (.80)          (.79)
   Realized gain on investments--net ....................                          --            --             --            --
                                                                -------------  --------      --------     ----------    ----------
 Total dividends and distributions to
  Common Stock shareholders .............................                         (.99)        (.90)         (.80)          (.79)
                                                                -------------  --------      --------     ----------    ----------
 Effect of Preferred Stock activity:
  Dividends and distributions to Preferred
  Stock shareholders from:
 Investment income--net .................................                          --            --             --            --
                                                                -------------  --------      --------     ----------    ----------
 Realized gain on investments-net .......................                          --            --             --            --
                                                                -------------  --------      --------     ----------    ----------
 Total effect of Preferred Stock activity ...............                          --            --             --            --
                                                                -------------  --------      --------     ----------    ----------
 Net asset value, end of year ...........................                       $14.76       $14.16        $14.29         $13.32
                                                                =============  ========      ========     ==========    ==========
 Market price per share, end of year ....................                       $14.26       $13.36        $13.69         $11.625
                                                                =============  ========      ========     ==========    ==========
Total Investment Return*
 Based on market price per share ........................                        14.56%        4.25%        25.20%          5.93%
                                                                =============  ========      ========     ==========    ==========
 Based on net asset value per share .....................                        11.88%        5.86%        14.06%         11.33%
Ratios Based on Average Net Assets of
 Common Stock
 Total expenses, net of reimbursement** .................                         1.01%        1.05%         1.02%          1.08%
                                                                =============  ========      ========     ==========    ==========
 Total expenses** .......................................                         1.01%        1.05%         1.02%          1.08%
                                                                =============  ========      ========     ==========    ==========
 Total investment income--net** .........................                         8.01%        7.79%         7.42%          8.00%
                                                                =============  ========      ========     ==========    ==========
 Amount of dividends to Preferred Stock
  shareholders ..........................................                          .46%         .66%         1.57%          2.15%
                                                                =============  ========      ========     ==========    ==========
 Investment income--net, to Common
  Stock shareholders ....................................                         7.55%        7.13%         5.85%          5.85%
                                                                =============  ========      ========     ==========    ==========


                                                                                  For the Year Ended October 31,
                                                           ----------------------------------------------------------
                                                             1999++      1998++       1997       1996         1995
                                                           ----------  ----------   ---------  ---------    ---------
Increase (Decrease) in Net Asset Value:
 Per Share Operating Performance
 Net asset value, beginning of year .....................    $14.85      $14.59       $14.12     $13.93       $12.56
                                                           ----------  ----------   ---------  ---------    ---------
 Investment income--net .................................      1.05        1.08         1.13       1.10         1.11
 Realized and unrealized gain (loss) on
  investments--net ......................................     (2.05)        .26          .46        .18         1.37
 Dividends to Preferred Stock shareholders
  from investment income--net ...........................      (.22)       (.24)       --         --           --
                                                           ----------  ----------   ---------  ---------    ---------
 Total from investment operations .......................      1.22        1.10         1.59       1.28         2.48
                                                           ----------  ----------   ---------  ---------    ---------
 Less dividends to Common Stock shareholders from:
   Investment income--net ...............................      (.82)       (.84)        (.88)      (.85)        (.85)
   Realized gain on investments--net ....................          --        --           --         --         (.12)
                                                           ----------  ----------   ---------  ---------    ---------
 Total dividends and distributions to
  Common Stock shareholders .............................      (.82)       (.84)        (.88)      (.85)        (.85)
                                                           ----------  ----------   ---------  ---------    ---------
 Effect of Preferred Stock activity:
  Dividends and distributions to Preferred
  Stock shareholders from:
 Investment income--net .................................           --        --        (.24)      (.24)        (.26)
                                                           ----------  ----------   ---------  ---------    ---------
 Realized gain on investments-net .......................          --        --           --         --           --
                                                           ----------  ----------   ---------  ---------    ---------
 Total effect of Preferred Stock activity ...............      (.22)       (.24)        (.24)      (.24)        (.26)
                                                           ----------  ----------   ---------  ---------    ---------
 Net asset value, end of year ...........................    $12.81      $14.85       $14.59     $14.12       $13.93
                                                           ==========  ==========   =========  =========    =========
 Market price per share, end of year ....................    $11.75      $14.4375     $13.875    $12.625      $12.125
                                                           ==========  ==========   =========  =========    =========
Total Investment Return*
 Based on market price per share ........................    (13.49)%     10.37%       17.32%     11.43%       25.68%
                                                           ==========  ==========   =========  =========    =========
 Based on net asset value per share .....................     (8.31)%      7.96%       10.31%      8.47%       19.27%
Ratios Based on Average Net Assets of
 Common Stock
 Total expenses, net of reimbursement** .................      1.01%        .96%        1.00%      1.01%        1.05%
                                                           ==========  ==========   =========  =========    =========
 Total expenses** .......................................      1.01%        .96%        1.00%      1.01%        1.05%
                                                           ==========  ==========   =========  =========    =========
 Total investment income--net** .........................      7.36%       7.32%        7.78%      7.93%        8.46%
                                                           ==========  ==========   =========  =========    =========
 Amount of dividends to Preferred Stock
  shareholders ..........................................      1.53%       1.61%        1.64%      1.73%        2.02%
                                                           ==========  ==========   =========  =========    =========
 Investment income--net, to Common
  Stock shareholders ....................................      5.83%       5.71%        6.14%      6.20%        6.44%
                                                           ==========  ==========   =========  =========    =========

                                                                                                (continued on following page)

(continued from prior page)

                                                                             For the Year Ended August 31,
                                                            ---------------------------------------------------------------
                                                                2004         2003      2002         2001++       2000++
                                                            ------------  ---------- -----------  ------------ ------------
Ratios Based on Average Net Assets of
 Common & Preferred Stock**
 Total expenses, net of reimbursement ....................                     .69%        .71%         .69%         .71%
                                                            ============  ========== ===========  ============ ============
 Total expenses ..........................................                     .69%        .71%         .69%         .71%
                                                            ============  ========== ===========  ============ ============
 Total investment income--net ............................                    5.46%       5.26%        4.98%        5.24%
                                                            ============  ========== ===========  ============ ============
Ratios Based on Average Net Assets of
 Preferred Stock
 Dividends to Preferred Stock
  shareholders ...........................................                     .98%       1.38%        3.22%        4.08%
                                                            ============  ========== ===========  ============ ============
Supplemental Data
 Net assets applicable to Common Stock,
  end of period (in thousands) ...........................                $293,753    $281,830     $284,547     $265,169
                                                            ============  ========== ===========  ============ ============
 Preferred Stock outstanding, end of
  period (in thousands) ..................................                $135,000    $135,000     $135,000     $135,000
                                                            ============  ========== ===========  ============ ============
 Portfolio turnover ......................................                   31.50%      66.07%       87.80%      110.66%
                                                            ============  ========== ===========  ============ ============
Leverage:
 Asset coverage per $1,000 ...............................                $3,176      $3,088       $3,108       $2,964
                                                            ============  ========== ===========  ============ ============
 Liquidation preference per share+++ .....................                $25,000     $25,000      $25,000      $25,000
                                                            ============  ========== ===========  ============ ============
 Average market value per share+++# ......................                $25,000     $25,000      $25,000      $25,000
                                                            ============  ========== ===========  ============ ============
Dividends Per Share on Preferred Stock
 Outstanding+++
 Series A--Investment income--net ........................                $251        $338         $793         $1,067
                                                            ============  ========== ===========  ============ ============
 Series B--Investment income--net ........................                $248        $319         $834         $990
                                                            ============  ========== ===========  ============ ============
 Series C--Investment income--net ........................                $240        $375         $784         $1,012
                                                            ============  ========== ===========  ============ ============


                                                                                     For the Year Ended August 31,
                                                           -----------------------------------------------------------
                                                              1999++      1998        1997        1996        1995
                                                           ----------  ----------  ----------- ----------- -----------
Ratios Based on Average Net Assets of
 Common & Preferred Stock**
 Total expenses, net of reimbursement ....................       .68%        .66%        .68%        .68%        .69%
                                                           ==========  ==========  =========== =========== ===========
 Total expenses ..........................................       .68%        .66%        .68%        .68%        .69%
                                                           ==========  ==========  =========== =========== ===========
 Total investment income--net ............................      4.99%       5.06%       5.30%       5.30%       5.55%
                                                           ==========  ==========  =========== =========== ===========
Ratios Based on Average Net Assets of
 Preferred Stock
 Dividends to Preferred Stock
  shareholders ...........................................      3.22%       3.52%       3.50%       3.55%       3.90%
                                                           ==========  ==========  =========== =========== ===========
Supplemental Data
 Net assets applicable to Common Stock,
  end of period (in thousands) ...........................  $254,975    $295,621    $290,345    $281,036    $277,230
                                                           ==========  ==========  =========== =========== ===========
 Preferred Stock outstanding, end of
  period (in thousands) ..................................  $135,000    $135,000    $135,000    $135,000    $135,000
                                                           ==========  ==========  =========== =========== ===========
 Portfolio turnover ......................................    114.08%     140.55%      57.80%      46.58%      95.62%
                                                           ==========  ==========  =========== =========== ===========
Leverage:
 Asset coverage per $1,000 ...............................  $2,889      $3,190      $3,151      $3,082      $3,054
                                                           ==========  ==========  =========== =========== ===========
 Liquidation preference per share+++ .....................  $25,000     $25,000     $25,000     $25,000     $25,000
                                                           ==========  ==========  =========== =========== ===========
 Average market value per share+++# ......................  $25,000     $25,000     $25,000     $25,000     $25,000
                                                           ==========  ==========  =========== =========== ===========
Dividends Per Share on Preferred Stock
 Outstanding+++
 Series A--Investment income--net ........................  $816        $897        $880        $898        $967
                                                           ==========  ==========  =========== =========== ===========
 Series B--Investment income--net ........................  $810        $875        $872        $879        $891
                                                           ==========  ==========  =========== =========== ===========
 Series C--Investment income--net ........................  $786        $869        $869        $886        $1,070
                                                           ==========  ==========  =========== =========== ===========

----------------
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
++ Certain prior year amounts have been reclassified to conform to current year presentation.
+++   Adjusted to reflect a two-for-one stock split on December 1, 1994.
++    Aggregate total investment return.
#     Based on monthly market value per share.

                                   THE FUND

      MuniVest Fund II, Inc. (the "Fund") is a non-diversified, closed-end fund. The Fund was incorporated under the laws of the State of Maryland on February 4, 1993, and has registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund's principal executive office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

      The Board of Directors of the Fund may at any time consider a merger, consolidation or other form of reorganization of the Fund with one or more other investment companies advised by the Investment Adviser that have similar investment objectives and policies as the Fund. Any such merger, consolidation or other form of reorganization would require the prior approval of the Board of Directors and, if the Fund is the acquired fund, the stockholders of the Fund. See "Description of Capital Stock--Certain Provisions of the Charter and Bylaws."

                                USE OF PROCEEDS

      The net proceeds of this offering will be approximately $39,450,000 after payment of offering expenses (estimated to be approximately $150,000) and the deduction of the underwriting discount.

      The net proceeds of the offering will be invested in accordance with the Fund's investment objective and policies within approximately three months after completion of this offering, depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short term, tax exempt securities. See "Investment Objective and Policies."

                                CAPITALIZATION

      The following table sets forth the unaudited capitalization of the Fund as of October 31, 2004 and as adjusted to give effect to the issuance of the shares of AMPS offered hereby.


                                                                                    Actual             As Adjusted
                                                                                -----------------    ------------------


Preferred stock (5,400 shares of Other AMPS authorized, issued and outstanding at $25,000 per share liquidation preference, plus accumulated but unpaid dividends; 7,000 shares of AMPS and Other AMPS authorized, issued and outstanding, as adjusted, at $25,000 per share liquidation
   preference, plus accumulated but unpaid dividends) .........................  $                     $
                                                                                =================    ==================

Common Stock, par value $.10 per share (199,994,600 shares authorized,
   __________ shares issued and outstanding); 199,993,000
   shares authorized,
   __________ shares issued and outstanding, as adjusted.......................
   Paid-in capital in excess of par value......................................
   Undistributed investment income--net........................................
   Accumulated realized capital losses on investment--net......................
   Unrealized appreciation on investments--net.................................
                                                                                -----------------    ------------------
   Net assets applicable to outstanding common stock...........................  $                      $
                                                                                =================    ==================


                             PORTFOLIO COMPOSITION

      As of October 31, 2004, approximately ____% of the market value of the Fund's portfolio was invested in long term and intermediate term municipal obligations and approximately ____% of the market value of the Fund's portfolio was invested in short term tax exempt securities. The following table sets forth certain information with respect to the composition of the Fund's long term municipal obligation investment portfolio as of October 31, 2004.

                                         Number of        Value
   Moody's*      Fitch*         S&P*       Issues     (in thousands)   Percent
-------------- -----------   ---------- ----------   ---------------- ---------
      Aaa         AAA            AAA                  $                   %
      Aa           AA            AA                                       %
       A           A              A                                       %
      Baa         BBB            BBB                                      %
      Ba           BB            BB                                       %
       B           B              B                                       %
      Caa         CCC            CCC                                      %
      NR           NR            NR                                       %
                                        ----------   ---------------- ---------
Total................................                 $                  %
                                        ==========   ================ =========

--------------
* Ratings: Using the higher of Moody's, S&P or Fitch ratings on the Fund's investments. Moody's rating categories may be modified further by a 1, 2 or 3 in Aa, A, Baa, Ba, B and Caa ratings. S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC ratings. Fitch rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB, BB, B and CCC.

                       INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) ("Municipal Bonds"). The Fund's investment objective and its policy of investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund's investment objective will be realized.

      The Fund may invest in certain tax exempt securities classified as "private activity bonds" (or industrial development bonds, under pre-1986 law) ("PABs") (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. See "Taxes." The percentage of the Fund's total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

      Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as "investment grade" securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody's Investors Service, Inc. ("Moody's") (currently Aaa, Aa, A and
Baa), Standard & Poor's ("S&P") (currently AAA, AA, A and BBB) or Fitch Ratings ("Fitch") (currently AAA, AA, A and BBB). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody's and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for

S&P, Prime-1 through Prime-3 for Moody's and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody's and BBB and F-3 for Fitch), while considered "investment grade," may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Investment Adviser takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. See Appendix A--"Description of Municipal Bond Ratings" to the statement of additional information. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Adviser, to other obligations in which the Fund may invest.

      The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Adviser to possess similar credit characteristics. Such securities, sometimes referred to as "high yield" or "junk" bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Investment Adviser believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer's ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

      All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

      The net asset value of the shares of common stock of a closed-end investment company, such as the Fund, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as the Fund.

      The Fund intends to invest primarily in long term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short term Municipal Bonds with maturities of less than three years. The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. As of October 31, 2004, the weighted average maturity of the Fund's portfolio was approximately 19.26 years.

      For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short term obligations being referred to herein as "Temporary Investments"). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations ("VRDOs") and VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax exempt obligations held by a financial institution. See "Other Investment Policies--Temporary Investments." The Fund's hedging strategies, which are described in more detail under "Hedging Transactions--Financial Futures Transactions and Options," are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund's stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

      The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for Federal income tax purposes ("Non-Municipal Tax Exempt Securities"). Non-Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long term municipal securities. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund's investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for Federal income tax purposes to the same extent as the underlying municipal securities, the Internal Revenue Service ("IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the Federal level.

      The Fund ordinarily does not intend to realize significant investment income not exempt from Federal income tax. From time to time, the Fund may realize taxable capital gains.

      Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Risk Factors and Special Considerations Relating to Municipal Bonds

      The risks and special considerations involved in investment in Municipal Bonds vary with the types of instruments being acquired. Investments in Non-Municipal Tax Exempt Securities may present similar risks, depending on the particular product. Certain instruments in which the Fund may invest may be characterized as derivative instruments. See "--Description of Municipal Bonds" and "--Hedging Transactions--Financial Futures Transactions and Options."

      The value of Municipal Bonds generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to Municipal Bond issuers could produce varying results among the states or among Municipal Bond issuers within a state. These uncertainties could have a significant impact on the prices of the Municipal Bonds in which the Fund invests.

Description of Municipal Bonds

      Set forth below is a detailed description of the Municipal Bonds and Temporary Investments in which the Fund may invest. Information with respect to ratings assigned to tax exempt obligations that the Fund may purchase is set forth in Appendix A--"Description of Municipal Bond Ratings" to the statement of additional information. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for Federal income tax purposes in the opinion of bond counsel to the issuer.

      Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of bonds are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including certain facilities for the local furnishing of electric energy or gas, sewage facilities, solid waste disposal facilities and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds, although the current Federal tax laws place substantial limitations on the size of such issues. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds, which latter category includes PABs.

      The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund may not be a suitable investment for investors who are already subject to the Federal alternative minimum tax or who would become subject to the Federal alternative minimum tax as a result of an investment in the Fund's common stock. See "Taxes."

      General Obligation Bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity's creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base.

      Revenue Bonds. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source.

      PABs. The Fund may purchase PABs. PABs are, in most cases, tax exempt securities issued by states, municipalities or public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. Continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity's dependence on revenues for the operation of the particular facility being financed.

      Moral Obligation Bonds. The Fund also may invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

      Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation ("COPs") issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer's unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to issue lease obligations. Certain investments in lease obligations may be illiquid.

      Indexed and Inverse Floating Rate Securities. The Fund may invest in Municipal Bonds (and Non- Municipal Tax Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the Fund invests in these types of Municipal Bonds, the Fund's return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Fund may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a short term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short term tax exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short term interest rates increase, and will increase when short term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long term tax exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

      When Issued Securities, Delayed Delivery Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when issued basis. The Fund may also purchase or sell securities on a delayed delivery basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the securities will thereafter be reflected in the Fund's net asset value. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund purchases securities in these transactions, the Fund segregates liquid securities in an amount equal to the amount of its purchase commitments.

      There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

      Call Rights. The Fund may purchase a Municipal Bond issuer's right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a "Call Right"). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

      "High Yield" or "Junk" Bonds. The Fund may invest up to 25% of its total assets in high yield Municipal Bonds that are rated below Baa by Moody's or below BBB by S&P or Fitch or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. See Appendix A "Description of Municipal Bond Ratings" to the statement of additional information for additional information regarding ratings of Municipal Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that are considered by the Investment Adviser to possess similar credit characteristics. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. The major risks in junk bond investments include the following:

      o Junk bonds may be issued by less creditworthy issuers. These securities are vulnerable to adverse changes in the issuer's industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

      o The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial difficulties, it may be unable to meet its debt obligations. The issuer's ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

      o Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

      o Junk bonds frequently have call or redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

      o Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

      o Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund's portfolio securities than in the case of securities trading in a more liquid market.

      The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

      Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

Hedging Transactions

      The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares of common stock, the net asset value of the Fund's shares of common stock will fluctuate. No assurance can be given that the Fund's hedging transactions will be effective. The Fund only may engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the AMPS are rated by Moody's and S&P, the Fund's use of options and certain financial futures and options thereon will be subject to the limitations described under "Rating Agency Guidelines."

      Financial Futures Transactions and Options. The Fund is authorized to purchase and sell certain exchange traded financial futures contracts ("financial futures contracts") in order to hedge its investments in Municipal Bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Fund's return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Fund's investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

      Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for Federal income tax purposes. See "Taxes."

      Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

      The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

      The Fund deals in financial futures contracts based on a long term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). The Municipal Bond Index is comprised of 40 tax exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

      The Municipal Bond Index futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

      The Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association ("GNMA") Certificates and three-month U.S. Treasury bills. The Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

      The Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Adviser should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

      Futures Strategies. The Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments in Municipal Bonds resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling such Municipal Bonds and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Fund's portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments in Municipal Bonds. As such values decline, the value of the Fund's positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's Municipal Bond investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of Municipal Bonds. In addition, the ability of the Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Fund. Employing futures as a hedge also may permit the Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

      When the Fund intends to purchase Municipal Bonds, the Fund may purchase futures contracts as a hedge against any increase in the cost of such Municipal Bonds resulting from a decrease in interest rates or otherwise, that may occur before such purchases can be effected. Subject to the degree of correlation between the Municipal Bonds and the futures contracts, subsequent increases in the cost of Municipal Bonds should be reflected in the value of the futures held by the Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

      Call Options on Futures Contracts. The Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

      Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of Municipal Bonds which the Fund intends to purchase.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.


                               -----------------

      Under regulations of the CFTC, the futures trading activity described herein will not result in the Fund being deemed a "commodity pool" and the Fund need not be operated by a person registered with the CFTC as a "commodity pool operator."

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or liquid securities will be segregated so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contracts, thereby ensuring that the use of such futures contract is unleveraged. It is not anticipated that transactions in futures contracts will have the effect of increasing portfolio turnover.

      Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

      The particular municipal bonds comprising the index underlying the Municipal Bond Index financial futures contract may vary from the bonds held by the Fund. As a result, the Fund's ability to hedge effectively all or a portion of the value of its Municipal Bonds through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the Municipal Bonds held by the Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Fund's investments as compared to those comprising the Municipal Bond Index and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between futures contracts on U.S. Government securities and the Municipal Bonds held by the Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of Municipal Bonds held by the Fund may be greater. Municipal Bond Index futures contracts were approved for trading in 1986. Trading in such futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

      The Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge effectively its investments in Municipal Bonds. The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Fund will enter into a futures position only if, in the judgment of the Investment Adviser, there appears to be an actively traded secondary market for such futures contracts.

      The successful use of transactions in futures and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the

Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

      Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a financial futures contract. Because the Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Fund's return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           OTHER INVESTMENT POLICIES

The Fund has adopted certain other policies as set forth below.

Temporary Investments

      The Fund may invest in short term tax exempt and taxable securities subject to the limitations set forth above. The tax exempt money market securities may include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short term unsecured promissory notes generally issued to finance short term credit needs. The taxable money market securities in which the Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation ("FDIC"), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Interest Rate Swap Transactions

      In order to seek to hedge the value of the Fund against interest rate fluctuations, to hedge against increases in the Fund's costs associated with the dividend payments on any preferred stock, including the AMPS, or to seek to increase the Fund's return, the Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps ("MMD Swaps") or Bond Market Association Municipal Swap Index swaps ("BMA Swaps"). To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Fund also may invest in MMD Swaps and BMA Swaps to seek to enhance return or gain or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

      The Fund may purchase and sell BMA Swaps in the BMA swap market. In a BMA Swap, the Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the Bond Market Association Municipal Swap Index). Because the underlying index is a tax exempt index, BMA Swaps may reduce cross-market risks incurred by the Fund and increase the Fund's ability to hedge effectively. BMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a BMA Swap is approximately equal to the duration of a fixed rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

      The Fund also may purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

      In connection with investments in BMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

      The Fund has no obligation to enter into BMA or MMD Swaps and may not do so. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Fund will segregate liquid securities having an aggregate net asset value at least equal to the accrued excess.

Credit Default Swap Agreements

      The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

      Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). The Fund will at all times segregate with its custodian in connection with each such transaction liquid securities or cash with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Fund's portfolio. Such segregation will not limit the Fund's exposure to loss.

VRDOs and Participating VRDOs

      VRDOs are tax exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the Public Securities Association Index or some other appropriate interest rate adjustment index. The Fund may invest in all types of tax exempt instruments currently outstanding or to be issued in the future which satisfy its short term maturity and quality standards.

      Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax exempt obligations as long as the Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Fund will not invest more than 20% of its assets in Participating VRDOs.

      VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities. The Directors may adopt guidelines and delegate to the Investment Adviser the daily function of determining and monitoring liquidity of such VRDOs. The Directors, however, will retain sufficient oversight and will be ultimately responsible for such determinations.

      The Temporary Investments, VRDOs and Participating VRDOs in which the Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody's), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F-1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Adviser. In addition, the Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Adviser, market conditions warrant.

Repurchase Agreements

      The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in

U.S. Government securities. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold." Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Borrowings

      The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33? of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock. Borrowings by the Fund (commonly known, as with the issuance of preferred stock, as "leveraging") create an opportunity for greater total return since, for example, the Fund will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

                              DESCRIPTION OF AMPS

      Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

General

      The Series D AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the Series D AMPS generally will be a 7-Day Dividend Period; provided however, that, prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" herein and in the statement of additional information.

      The Fund has outstanding 5,400 shares of three other series of Auction Market Preferred Stock, each with a liquidation preference of $25,000 per share, plus accumulated but unpaid dividends, for an aggregate initial liquidation preference of $135,000,000 (the "Other AMPS"). The Other AMPS are as follows: 1,800 shares of Auction Market Preferred Stock, Series A; 1,800 shares of Auction Market Preferred Stock, Series B; and 1,800 shares of Auction Market Preferred Stock, Series C. The Series D AMPS offered hereby rank on a parity with the

Other AMPS with respect to dividends and liquidation preference. The terms of the shares of Other AMPS are substantially the same as the terms of the shares of AMPS described below.

      The following is a brief description of the terms of the shares of AMPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary of the AMPS, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary of the AMPS establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this prospectus is a part.

Dividends

      General. The holders of shares of AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the Fund's common stock, and (ii) to the extent permitted under the Code, and to the extent available, out of net tax exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

      Dividends on the shares of AMPS will accumulate from the date on which the Fund originally issues the shares of AMPS (the "Date of Original Issue") and will be payable on the dates described below. Dividends on shares of AMPS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date for the AMPS, dividends on the AMPS will be payable, at the option of the Fund, either
(i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or
(ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Thus, following the Initial Dividend Payment Date for AMPS, dividends generally will be payable (in the case of Dividend Periods which are not Special Dividend Periods) on each succeeding ________ in the case of the Series D AMPS. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Directors shall fix the Dividend Payment Date. The Board of Directors by resolution prior to authorization of a dividend by the Board of Directors may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of shares of AMPS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

      Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The Fund does not intend to establish any reserves for the payment of dividends.

      Each dividend will be paid to the record holder of the AMPS, which holder is expected to be the nominee of the Securities Depository. See "The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on shares of AMPS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

      Holders of shares of AMPS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described below under "--Additional Dividends" in this prospectus and under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the statement of additional information. No interest will be payable in respect of any dividend payment or payments on the shares of AMPS that may be in arrears.

      The amount of cash dividends per share of the AMPS payable (if declared) on the Initial Dividend Payment Date, and on each Dividend Payment Date of each 7-Day Dividend Period and each Short Term Dividend Period, shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of AMPS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

      Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, the Fund, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the AMPS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that the Fund may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends and any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the AMPS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the AMPS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that the Fund issue a Notice of Special Dividend Period for the AMPS as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the AMPS during such Special Dividend Period and the Specific Redemption Provisions and shall give the Fund written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In the event the Response indicates that it is advisable that the Fund give a notice of a Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer. See "Description of AMPS--Dividends--Notification of Dividend Period" in the statement of additional information for a detailed description of these procedures.

      Determination of Dividend Rate. The dividend rate on shares of the AMPS during the period from and including the Date of Original Issue for the Series D AMPS to but excluding the Initial Dividend Payment Date (the "Initial Dividend Period") with respect to the Series D AMPS will be the rate per annum set forth above under "Prospectus Summary--Dividends and Dividend Periods." Commencing on the Initial Dividend Payment Date for the Series D AMPS, the Applicable Rate on the Series D AMPS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or calendar day prior to the last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment
Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the AMPS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

      Restrictions on Dividends and Other Payments. Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding shares of AMPS (and Other AMPS) would be less than 200% (or such other percentage as in the future may be required by law). The Fund estimates that, based on the composition of its portfolio at October 31, 2004, asset coverage with respect to shares of AMPS would be approximately ___% representing approximately __% of the Fund's capital and __% of the Fund's common stock equity immediately after the issuance of the shares of AMPS offered hereby. Under the Code, the Fund, among other things, must distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases under certain circumstances may impair the Fund's ability to maintain such qualification. See "Taxes" in the statement of additional information.

      Upon any failure to pay dividends on shares of AMPS for two years or more, the holders of the shares of AMPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of shares of AMPS upon any failure to pay dividends on shares of the Fund.

      Additional Dividends. If the Fund retroactively allocates any net capital gain or other income subject to regular Federal income taxes to shares of AMPS without having given advance notice thereof to the Auction Agent as described under "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below, which may only happen when such allocation is made as a result of the redemption of all or some of the outstanding shares of AMPS or the liquidation of the Fund (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation"), the Fund, within 90 days (and generally within 60 days) after the end of the Fund's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of shares (initially Cede as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Fund. The Fund, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of shares of AMPS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question.

      An "Additional Dividend" means payment to a present or former holder of shares of AMPS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividend to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Retroactive Taxable Allocations had been excludable from the gross income of such holder. Such Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no holder of shares of AMPS is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of shares of AMPS at the greater of: (a) the maximum marginal regular Federal individual income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (including any surtax); or (b) the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or capital gains depending on the taxable character of the distribution (disregarding in both (a) and (b) the effect of any state or local taxes and the phase out of, or provision limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although the Fund generally intends to designate any Additional Dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes" in the statement of additional information. The Fund will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

      If the Fund does not give advance notice of the amount of taxable income to be included in a dividend on shares of AMPS in the related Auction, the Fund may include such taxable income in a dividend on shares of AMPS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five Business Days prior to the applicable Dividend Payment Date. See "The Auction-- Auction

Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" below.

Asset Maintenance

      The Fund will be required to satisfy two separate asset maintenance requirements under the terms of the Articles Supplementary. These requirements are summarized below.

      1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock, including the shares of AMPS and Other AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Redemption" below.

      Based upon the composition of the Fund's portfolio at October 31, 2004, the 1940 Act AMPS Asset Coverage immediately following the issuance of AMPS offered hereby (after giving effect to the deduction of the underwriting discount and offering expenses for the shares of AMPS) will be computed as follows:

      Value of Fund assets less liabilities
       not constituting senior securities              $                    %
-------------------------------------------------   =  ------------   =
   Senior securities representing indebtedness         $
  plus liquidation value of the shares of AMPS

      AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary to maintain as of the last Business Day of each week (a "Valuation Date") Moody's Eligible Assets and S&P Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. The AMPS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of AMPS and Other AMPS then outstanding and (ii) certain accrued and projected payment obligations of the Fund. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount" in the statement of additional information. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date. See "Redemption" herein and in the statement of additional information.

Redemption

      Optional Redemption. To the extent permitted under the 1940 Act and under Maryland law, upon giving a Notice of Redemption, as provided in the statement of additional information, the Fund, at its option, may redeem shares of AMPS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no share of AMPS may be redeemed at the option of the Fund during (a) the Initial Dividend Period with respect to such share or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends--Additional Dividends." The Fund has the authority to redeem the AMPS for any reason and may redeem all or part of the outstanding shares of AMPS if it anticipates that the Fund's leveraged capital structure will result in a lower rate of return to holders of common stock for any significant period of time than that obtainable if the common stock were unleveraged.

      Mandatory Redemption. The Fund will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, shares of AMPS to the extent permitted under the 1940 Act and Maryland law, on a date fixed by the Board of Directors, if the Fund fails to maintain Moody's Eligible Assets and S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or to satisfy the 1940 Act AMPS Asset Coverage and such failure is not cured on or before the AMPS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" means $25,000 per share of AMPS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of AMPS may be entitled to receive Additional Dividends in the event of redemption of such AMPS to the extent provided herein. See "Dividends--Additional Dividends."

      For a discussion of the allocation procedures to be used if fewer than all of the outstanding shares of AMPS are to be redeemed and for a discussion of other redemption procedures, see "Description of AMPS-- Redemption" in the statement of additional information.

Liquidation Rights

      Upon any liquidation, dissolution or winding up of the Fund, whether voluntary or involuntary, the holders of shares of AMPS will be entitled to receive, out of the assets of the Fund available for distribution to stockholders, before any distribution or payment is made upon any shares of common stock or any other capital stock of the Fund ranking junior in right of payment upon liquidation of AMPS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of AMPS will be entitled to no other payments except for Additional Dividends. If such assets of the Fund shall be insufficient to make the full liquidation payment on the outstanding shares of AMPS and liquidation payments on any other outstanding class or series of preferred stock of the Fund ranking on a parity with the AMPS as to payment upon liquidation, including the Other AMPS, then such assets will be distributed among the holders of such shares of AMPS and the holders of shares of such other class or series, including the Other AMPS, ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of AMPS will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation, merger or share exchange of the Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights

      Except as otherwise indicated in this prospectus and the statement of additional information and except as otherwise required by applicable law, holders of shares of AMPS will be entitled to one vote per share on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of shares of Other AMPS and holders of shares of common stock as a single class.

      The 1940 Act and the Articles Supplementary require that the holders of preferred stock, including the AMPS and Other AMPS, voting as a separate class, have the rights to elect two of the Fund's Directors at all times and to elect a majority of the Directors at any time that two full years' dividends on the AMPS (and Other AMPS) are unpaid. The holders of AMPS (and Other AMPS) will vote as a separate class or classes on certain other matters as required under the Articles Supplementary, the 1940 Act and Maryland law. In addition, the Series D AMPS (and Other AMPS) may vote as a separate series under certain circumstances. See "Description of AMPS--Voting Rights" in the statement of additional information.

                                  THE AUCTION

      Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

General

      Holders of the shares of the Series D AMPS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days, subject to certain exceptions set forth under "Description of AMPS--Dividends--General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

      The provisions of the Articles Supplementary establishing the terms of the Series D AMPS offered hereby will provide that the Applicable Rate for the shares of AMPS for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Articles Supplementary (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell shares of AMPS. The Auction Procedures are attached as Appendix C to the statement of additional information.

      Each periodic operation of such procedures with respect to the shares of AMPS is referred to hereinafter as an "Auction." If, however, the Fund should fail to pay or duly provide for the full amount of any dividend on shares of AMPS or the redemption price of shares of AMPS called for redemption, the Applicable Rate for shares of AMPS will be determined as set forth under "Description of AMPS--Dividends--Non-Payment Period; Late Charge" in the statement of additional information.

      Auction Agent Agreement. The Fund has entered into an agreement with The Bank of New York (together with any successor bank or trust company or other entity entering into a similar agreement with this Fund, the "Auction Agent") (the "Auction Agent Agreement"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the AMPS. The Fund will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

      Broker-Dealer Agreements. The Auction Agent has entered into agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and more than twenty other broker-dealers and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by the Fund, which provide for the participation of such Broker- Dealers in Auctions. Merrill Lynch is an affiliate of the Investment Adviser in that they share a common parent, Merrill Lynch & Co., Inc.

      Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the shares of Series D AMPS. One or more registered certificates for all of the shares of the Series D AMPS initially will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of AMPS to which it relates contained in the Articles Supplementary. Cede initially will be the holder of record of all shares of AMPS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of shares of AMPS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of AMPS will be duly made by making payments to the nominee of the Securities Depository.

Auction Procedures

      The following is a brief discussion of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix C to the statement of additional information.

The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B to the statement of additional information.

      Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the shares of the Series D AMPS offered hereby for each Dividend Period (other than the Initial Dividend Period therefor) will be held on the first Business Day (as hereinafter defined) preceding the first day of such Dividend Period, which first day is also a Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). "Business Day" means a day on which the New York Stock Exchange (the "NYSE") is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York are authorized or obligated by law to close. Auctions for shares of the Series D AMPS for Dividend Periods after the Initial Dividend Period normally will be held every _______ after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following _____ (also a Dividend Payment Date). The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. For example, in most cases, if the ________ that normally would be an Auction Date for the Series D AMPS is not a Business Day, then such Auction Date will be the preceding Monday and the first day of the related Dividend Period will continue to be the following ________. See "Description of AMPS--Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

      Except as noted below, whenever the Fund intends to include any net capital gain or other income subject to regular Federal income taxes in any dividend on shares of AMPS, the Fund will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of AMPS--Dividends--Additional Dividends" above.

      Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

            (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

                  (i) Hold Order--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

                  (ii) Bid--indicating the number of outstanding shares, if any, of AMPS that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

                  (iii) Sell Order--indicating the number of outstanding
            shares, if any, of AMPS that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

      (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of shares of AMPS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of shares of AMPS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

      The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

      In an Auction, a Beneficial Owner may submit different types of Orders with respect to shares of AMPS then held by such Beneficial Owner, as well as Bids for additional shares of AMPS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

      The Maximum Applicable Rate for shares of AMPS will be the higher of (A) the Applicable Percentage of the Reference Rate or (B) the Applicable Spread plus the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

      The Maximum Applicable Rate for shares of AMPS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage and the Applicable Spread will be determined based on (i) the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) and (ii) whether the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS as follows:


                                       Applicable                               Applicable
                                       Percentage           Applicable          Spread Over        Applicable
                                      of Reference          Percentage           Reference         Spread Over
          Credit Ratings                 Rate--No           of Reference           Rate--No           Reference
---------------------------------
     Moody's             S&P          Notification      Rate--Notification      Notification     Rate--Notification
----------------   --------------   ----------------  --------------------      ------------     --------------------
       Aaa               AAA              110%                 125%                 1.10%              1.25%
   Aa3 to Aa1        AA- to AA+           125%                 150%                 1.25%              1.50%
    A3 to A1          A- to A+            150%                 200%                 1.50%              2.00%
  Baa3 to Baa1      BBB- to BBB+          175%                 250%                 1.75%              2.50%
   Below Baa3        Below BBB-           200%                 300%                 2.00%              3.00%


      There is no minimum Applicable Rate in respect of any Dividend Period.

      The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase, the Fund would be in compliance with the AMPS Basic Maintenance Amount. The Fund will take all reasonable action necessary to enable either S&P or Moody's, or both to provide a rating for the AMPS, subject to the Fund's ability to terminate compliance with the rating agency guidelines as discussed under "Rating Agency Guidelines." If either S&P or Moody's, or both, shall not make such a rating available, and subject to the Fund's ability to terminate compliance with the rating agency guidelines discussed under "Rating Agency Guidelines," Merrill Lynch or its affiliates and successors, after obtaining the Fund's approval, will select another NRSRO (a "Substitute Rating Agency") or two other NRSROs ("Substitute Rating Agencies") to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

      Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

      Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing.

      A Broker-Dealer also may hold AMPS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any AMPS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of AMPS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement" below.

      If one or more Orders covering in the aggregate all of the outstanding shares of AMPS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding shares of AMPS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

      If all of the outstanding shares of AMPS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all shares of AMPS will be 60% of the Reference Rate on the date of the applicable Auction (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of
AMPS).

      For the purposes of an Auction, shares of AMPS for which the Fund shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at the Fund's custodian bank for the benefit of holders of AMPS to be redeemed and for payment to the Auction Agent, as set forth under "Description of AMPS--Redemption" in the statement of additional information, will not be considered as outstanding and will not be included in such Auction. Pursuant to the Articles Supplementary of the Fund, the Fund will be prohibited from reissuing and its affiliates (other than Merrill Lynch) will be prohibited from transferring (other than to the
Fund) any shares of AMPS they may acquire. Neither the Fund nor any affiliate of the Fund may submit an Order in any Auction, except that an affiliate of the Fund that is a Broker-Dealer (i.e., Merrill Lynch) may submit an Order.

      Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., Eastern time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing or through a mutually acceptable electronic means all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder in respect of the shares of AMPS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its

Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%.

      If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

            (a) any Hold Order will be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

            (b) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of outstanding shares of AMPS subject to any Hold Order referred to in clause (a) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (a) above and of the foregoing portion of this clause (b) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause (b) shall be treated as the subject of a Bid by a Potential Holder; and

            (c) any Sell Order will be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the sum of the number of shares of AMPS subject to Hold Orders referred to in clause (a) above and the number of shares of AMPS subject to valid Bids by such Existing Holder referred to in clause
      (b) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of shares of AMPS equal to such excess.

      If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of shares of AMPS therein specified.

      Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding shares of AMPS over the number of outstanding shares of AMPS subject to Submitted Hold Orders (such excess being referred to as the "Available AMPS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding shares of AMPS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable
Rate).

      If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available

AMPS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for all shares of AMPS then outstanding.

      If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period in the case of the Series D AMPS, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

      If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, shares of AMPS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

      Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of AMPS will sell, continue to hold and/or purchase shares of AMPS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the shares of AMPS subject to such Hold Orders.

      If Sufficient Clearing Bids have been made:

            (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding shares of AMPS subject to such Submitted Bid or Submitted Sell Order;

            (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

            (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of shares of AMPS subject to such Submitted Bid;

            (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bids, unless the number of outstanding shares of AMPS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available AMPS over the number of shares of AMPS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the number of outstanding shares of AMPS subject to all such Submitted Bids of such Existing Holders; and

            (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available AMPS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the shares of AMPS subject to all such Submitted Bids of Potential Holders.

      If Sufficient Clearing Bids have not been made (other than because all outstanding shares of AMPS are the subject of Submitted Hold Orders):

            (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding shares of AMPS subject to such Submitted Bid;

            (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of shares of AMPS subject to such Submitted Bid; and

            (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding shares of AMPS determined on a pro rata basis based on the outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

      If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of shares of AMPS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole share of AMPS. If any Potential Holder would be entitled or required to purchase less than a whole share of AMPS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS.

      Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related shares of AMPS by telephone at approximately 3:00 p.m., Eastern time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling shares of AMPS as a result of the Auction and will advise each customer purchasing or selling shares of AMPS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling shares of AMPS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the AMPS. The Auction Agent will record each transfer of shares of AMPS on the record book of Existing Holders to be maintained by the Auction Agent. In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of shares of AMPS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to AMPS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next day funds. If any Existing Holder selling shares of AMPS in an Auction fails to deliver such shares, the Broker- Dealer of any person that was to have purchased shares of AMPS in such Auction may deliver to such person a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of shares of AMPS to be so delivered will be determined by such Broker- Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither the Fund nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver shares of AMPS or to pay for shares of AMPS purchased or sold pursuant to an Auction or otherwise.

Broker-Dealers

      General. The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of the AMPS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction. As a result of bidding by a Broker-Dealer in an Auction, the Applicable Rate may be higher or lower than the rate that would have prevailed had the Broker-Dealer not Bid.

      A Broker-Dealer may also Bid in an Auction in order to prevent what would otherwise be (i) a failed Auction, (ii) an "all-hold" Auction, or (iii) an Applicable Rate that the Broker-Dealer believes, in its sole discretion, does not reflect the market for the AMPS at the time of the Auction. A Broker-Dealer may, but is not obligated to, advise Beneficial Owners of AMPS that the Applicable Rate that would apply in an "all-hold" Auction (i.e., all of the outstanding AMPS are subject to Submitted Hold Orders) may be lower than would apply if Beneficial Owners submit Bids and such advice, if given, may facilitate the submission of Bids by Beneficial Owners that would avoid the occurrence of an "all-hold" Auction.

      Commission Inquiry. Merrill Lynch has advised the Fund that it and certain other Broker-Dealers and other participants in the auction rate securities markets, including both taxable and tax exempt markets, have received a letter from the Commission requesting that each of them voluntarily conduct an investigation regarding their respective practices and procedures in those markets. Merrill Lynch is cooperating and expects to continue to cooperate with the Commission in providing the requested information. No assurance can be given as to whether the results of this process will affect the market for the AMPS or the Auctions.

      Fees. The Auction Agent after each Auction will pay a service charge from funds provided by the Fund to each Broker-Dealer on the basis of the purchase price of shares of AMPS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the shares of AMPS placed by such Broker-Dealer in any such Auction and (ii) for any Special Dividend Period shall be determined by mutual consent of the Fund and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, shares of AMPS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order. A Broker-Dealer may share a portion of any such fees with non-participating broker-dealers that submit Orders to the Broker-Dealer for an Auction that are placed by that Broker-Dealer in such Auction.

      Secondary Trading Market. Broker-Dealers have no obligation to maintain a secondary trading market in the AMPS outside of Auctions and there can be no assurance that a secondary market for the AMPS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The AMPS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the AMPS, and a selling stockholder may sell AMPS between Auctions at a price per share of less than $25,000.

                           RATING AGENCY GUIDELINES

      Certain of the capitalized terms used herein not otherwise defined in this prospectus have the meaning provided in the Glossary at the back of this prospectus.

      The Fund currently intends that, so long as shares of AMPS are outstanding and the AMPS are rated by Moody's and S&P, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt of a rating for such shares on or prior to their Date of Original Issue of at least Aaa from Moody's and AAA from S&P. Moody's and S&P, which are NRSROs, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The Board of Directors of the Fund, however, may determine that it is not in the best interest of the Fund to continue to comply with the guidelines of Moody's or S&P (described below). If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, the Fund will no longer be required to maintain a Moody's Discounted Value or a S&P Discounted Value, as applicable, at least equal to the AMPS Basic Maintenance Amount. If the Fund voluntarily terminates compliance with Moody's or S&P guidelines, or both, at the time of termination, it must continue to be rated by at least one NRSRO.

      The guidelines described below have been developed by Moody's and S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of AMPS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of AMPS--Asset Maintenance" herein and in the statement of additional information.

      The Fund intends to maintain a Discounted Value for its portfolio at least equal to the AMPS Basic Maintenance Amount. Moody's and S&P each has established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio.

      Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of AMPS will be subject to redemption. See "Description of AMPS--Asset Maintenance" and "Description of AMPS--Redemption" herein and in the statement of additional information.

      The Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of AMPS, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary, the Board of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Directors has obtained written confirmation from Moody's and S&P that any such change would not impair the ratings then assigned by Moody's and S&P to the AMPS.

      As described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the AMPS are not recommendations to purchase, hold or sell shares of AMPS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of shares of AMPS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common stock has not been rated by a nationally recognized statistical rating organization.

      For additional information concerning the Moody's and S&P ratings guidelines, see "Rating Agency Guidelines" in the statement of additional information.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

      The Investment Adviser, which is owned and controlled by Merrill Lynch & Co. Inc. ("ML & Co."), a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of September 2004, the Investment Adviser and its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM"), had a total of approximately $473 billion in investment company and other portfolio assets under management, including approximately $238 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

      The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

      The portfolio manager primarily responsible for the Fund's day-to-day management is Fred K. Steube. Fred K. Steube has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000 and has twenty-four years of experience investing in Municipal Bonds. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

      For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average daily net assets.

      The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

                                     TAXES

      To the extent derived from Municipal Bond interest income, dividends on the AMPS will be excludable from gross income for Federal income tax purposes in the hands of holders of such AMPS, subject to the possible application of the Federal alternative minimum tax and any state or local income taxes. Interest income from other investments may produce taxable dividends. The Fund is required to allocate net capital gain and other taxable income, if any, proportionately among the common stock and the AMPS and Other AMPS in accordance with the current position of the IRS described under the heading "Taxes" in the statement of additional information. The Fund may notify the Auction Agent of the amount of any net capital gain or other anticipated taxable income to be included in any dividend on the AMPS prior to the Auction establishing the Applicable Dividend Rate for such dividend. The Auction Agent will in turn notify holders of the AMPS and prospective purchasers. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend. See "The Auction-- Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends." The amount of taxable income allocable to the AMPS will depend upon the amount of such income realized by the Fund and cannot be determined with certainty prior to the end of the Fund's fiscal year, but it is not generally expected to be significant.

      If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends-- Additional Dividends." The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

      Generally within 60 days after the end of the Fund's taxable year, the Fund will tell you the amount of exempt-interest dividends and capital gain dividends you received during that year. Capital gain dividends are taxable as long-term capital gains to you regardless of how long you have held your shares.

      The Fund will only purchase a Municipal Bond or Non-Municipal Tax Exempt Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes (i.e., "tax exempt"). To the extent that the dividends distributed by the Fund are from interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. There is a possibility that events occurring after the date of issuance of a security, or after a Fund's acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend to a holder of AMPS under these circumstances.

      Because the Fund may from time to time invest a substantial portion of its portfolio in Municipal Bonds bearing income that could increase an AMPS holder's tax liability under the Federal alternative minimum tax, the Fund would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax.

      If at any time when AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" herein and in the statement of additional information. This may prevent the Fund from meeting certain distribution requirements for qualification as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS--Redemption" herein and in the statement of additional information. There can be no assurance, however, that any such action would achieve such objectives.

      By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a tax identification number or social security number or if the number you have provided is incorrect.

      This section summarizes some of the consequences of an investment in the Fund under current Federal income tax laws. It is not a substitute for personal tax advice. Stockholders are urged to consult their tax advisers regarding the applicability of any state or local taxes and with specific questions regarding Federal taxes.

                         DESCRIPTION OF CAPITAL STOCK

      The Fund is authorized to issue 200,000,000 shares of capital stock, all of which shares initially were classified as common stock, par value $.10 per share. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. In this regard, the Board of Directors previously reclassified 5,400 shares of unissued common stock as Other AMPS and reclassified 1,600 shares of unissued common stock as AMPS, which are being offered hereby. See "Description of AMPS" herein and in the statement of additional information.

      The following table shows the amount of (i) capital stock authorized,
(ii) capital stock held by the Fund for its own account and (iii) capital stock outstanding for each class of authorized securities of the Fund as of November 1, 2004.


                                                                                           Amount
                                                                                        Outstanding
                                                                                       (Exclusive Of
                                                                      Amount Held       Amount Held
                                                                      By Fund For       By Fund For
                                                         Amount         Its Own           Its Own
Title of Class                                         Authorized       Account           Account)
---------------------------------------------      ---------------- ---------------  -----------------
Common Stock.................................        199,994,600          - 0 -         19,944,719
Auction Market Preferred Stock
   Series A AMPS.............................              1,800          - 0 -              1,800
   Series B AMPS.............................              1,800          - 0 -              1,800
   Series C AMPS.............................              1,800          - 0 -              1,800


      The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its stockholders.

Common Stock

      Holders of common stock are entitled to share equally in dividends declared by the Board of Directors payable to holders of common stock and in the net assets of the Fund available for distribution to holders of common stock after payment of the preferential amounts payable to holders of any outstanding preferred stock. Neither holders of common stock nor holders of preferred stock have pre-emptive or conversion rights and shares of common stock are not redeemable. The outstanding shares of common stock are fully paid and non-assessable.

      Holders of common stock are entitled to one vote for each share held and will vote with the holders of any outstanding shares of AMPS or other preferred stock, including the Other AMPS, on each matter submitted to a vote of holders of common stock, except as described under "Description of AMPS--Voting Rights" herein and in the statement of additional information.

      Stockholders are entitled to one vote for each share held. The shares of common stock, AMPS, Other AMPS and any other preferred stock do not have cumulative voting rights, which means that the holders of more than 50% of the shares of common stock, AMPS, Other AMPS and any other preferred stock voting for the election of Directors can elect all of the Directors standing for election by holders, and, in such event, the holders of the remaining shares of common stock, AMPS, Other AMPS and any other preferred stock will not be able to elect any of such Directors.

      So long as any shares of the Fund's preferred stock are outstanding, including the AMPS and Other AMPS, holders of common stock will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" herein and in the statement of additional information.

Preferred Stock

      The Fund has issued an aggregate of 5,400 shares of Other AMPS. Under the Articles Supplementary for the AMPS, the Fund is authorized to issue an aggregate of 1,600 additional shares of AMPS. The terms of the shares of Other AMPS are substantially the same as the terms of the shares of AMPS. See "Description of AMPS." Under the 1940 Act, the Fund is permitted to have outstanding more than one series of preferred stock as long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends.

Neither holders of common stock nor holders of preferred stock have pre-emptive rights to purchase any shares of AMPS, Other AMPS or any other preferred stock that might be issued. It is anticipated that the net asset value per share of the AMPS will equal its original purchase price per share plus accumulated dividends per share.

Certain Provisions of the Charter and By-laws

      The Fund's Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office with or without cause by vote of the holders of at least 66-2/3% of the shares entitled to vote in an election to fill that directorship. A director elected by all of the holders of capital stock may be removed only by action of such holders, and a director elected by the holders of AMPS and any other preferred stock may be removed only by action of the holders of AMPS and any other preferred stock.

      In addition, the Charter requires the favorable vote of the holders of at least 66-2/3% of the Fund's shares to approve, adopt or authorize the following:

      o a merger or consolidation or statutory share exchange of the Fund with any other corporation;

      o a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities); or

      o     a liquidation or dissolution of the Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the By-laws, in which case the affirmative vote of a majority of the Fund's shares of capital stock is required. The approval, adoption or authorization of the foregoing also requires the favorable vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act) of preferred stock, including the AMPS and Other AMPS, then entitled to be voted, voting as a separate class.

      In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Charter. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66-2/3% of the Fund's outstanding shares of capital stock (including the AMPS, Other AMPS and any other preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the By-laws), and the affirmative vote of a majority of outstanding shares (as defined in the 1940
Act) of preferred stock of the Fund (including the AMPS and Other AMPS), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding shares of preferred stock (including the AMPS and Other AMPS) and would require changes in certain of the Fund's investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities.

      The Charter and By-laws provide that the Board of Directors has the power to make, alter or repeal any of the By-laws (except for any By-law specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the Charter, nor any of the foregoing provisions of the Charter requiring the affirmative vote of 66-2/3% of shares of capital stock of the Fund can be amended or repealed except by the vote of such required number of shares.

      The Board of Directors has determined that the 66-2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the Charter on file with the Commission for the full text of these provisions.

                                   CUSTODIAN

      The Fund's securities and cash are held under a custodian agreement with The Bank of New York, 101 Barclay Street, New York, New York 10286.

                                 UNDERWRITING

      Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") has agreed, subject to the terms and conditions contained in a purchase agreement with the Fund and the Investment Adviser, to purchase from the Fund all of the shares of AMPS offered hereby. The Underwriter has agreed to purchase all such shares if any are purchased.

      The Fund and the Investment Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriter may be required to make in respect of those liabilities.

      The Underwriter is offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by its counsel, including the validity of the shares, and other conditions contained in the purchase agreement, such as the receipt by the Underwriter of officer's certificates and legal opinions. The Underwriter reserves the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

      The Underwriter has advised the Fund that it proposes initially to offer the shares of AMPS to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $137.50 per share. There is a sales charge or underwriting discount of $250 per share, which is equal to 1% of the initial public offering price per share. After the initial public offering, the public offering price and concession may be changed. Investors must pay for any AMPS purchased in the offering on or before ________ __, 2005.

      The expenses of the offering, excluding underwriting discount, are estimated at $150,000 and are payable by the Fund.

Other Relationships

      Merrill Lynch acts in Auctions as a Broker-Dealer as set forth under "The Auction--General--Broker- Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "The
Auction--Broker-Dealers." Merrill Lynch also may provide information to be used in ascertaining the Reference Rate.

      The Fund also anticipates that Merrill Lynch may from time to time act as a broker in connection with the execution of its portfolio transactions. See "Portfolio Transactions" in the statement of additional information. Merrill Lynch is an affiliate of the Investment Adviser. See "Investment Restrictions" and "Portfolio Transactions" in the statement of additional information.

      The address of the Underwriter is 4 World Financial Center, New York, New York 10080.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The transfer agent, dividend disbursing agent and registrar for the Fund's shares of AMPS, Other AMPS and common stock is The Bank of New York, 101 Barclay Street, New York, New York 10286.

                         ACCOUNTING SERVICES PROVIDER

      State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides certain accounting services for the Fund.

                                LEGAL OPINIONS

      Certain legal matters in connection with the AMPS offered hereby are passed on for the Fund and the Underwriter by Sidley Austin Brown & Wood LLP, New York, New York 10019.

           INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND EXPERTS

      The audited financial statements of the Fund appearing under the caption "Financial Highlights" included in this prospectus have been audited by ___________, independent registered public accounting firm, for the years indicated in its report with respect thereto, and are included in reliance upon such report and upon the authority of such firm as experts in accounting and auditing. ______________ has an office at _________________________.

                            ADDITIONAL INFORMATION

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports and other information, including the Fund's Code of Ethics, can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Information on the operation of such public reference facilities may be obtained by calling the Commission at 1-202-942-8090. Copies of such materials can be obtained from the public reference section of the Commission by writing to 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

      Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                                          Page
                                                                          ----
Investment Objective and Policies............................................3
Investment Restrictions......................................................3
Description of AMPS..........................................................4
The Auction.................................................................12
Rating Agency Guidelines....................................................13
Directors and Officers......................................................20
Investment Advisory and Management Arrangements.............................27
Portfolio Transactions......................................................32
Taxes.......................................................................34
Net Asset Value.............................................................38
Financial Statements........................................................39
APPENDIX A  Description of Municipal Bond Ratings..........................A-1
APPENDIX B  Settlement Procedures..........................................B-1
APPENDIX C  Auction Procedures.............................................C-1

                                   GLOSSARY

      "Additional Dividend" has the meaning set forth on pages [29 to 30] of this prospectus.

      "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more shares of AMPS or on behalf of a Potential Beneficial Owner.

      "AMPS" means the Auction Market Preferred Stock, Series D, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

      "AMPS Basic Maintenance Amount" has the meaning set forth on pages [30 to 31] of this prospectus.

      "AMPS Basic Maintenance Cure Date" has the meaning set forth on page [30] of this prospectus.

      "AMPS Basic Maintenance Report" has the meaning set forth on page [9] of the statement of additional information.

      "Anticipation Notes" shall mean the following Municipal Bonds: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

      "Applicable Percentage" has the meaning set forth on pages [34 to 35] of this prospectus.

      "Applicable Rate" means the rate per annum at which cash dividends are payable on shares of AMPS for any Dividend Period.

      "Applicable Spread" has the meaning set forth on pages [34 to 35] of this prospectus.

      "Articles Supplementary" means the Articles Supplementary of the Fund specifying the powers, preferences and rights of the shares of the AMPS.

      "Auction" means a periodic operation of the Auction Procedures.

      "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Directors of the Fund or a duly authorized committee thereof enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the AMPS.

      "Auction Agent Agreement" means the agreement entered into between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

      "Auction Date" has the meaning set forth on page [33] of this prospectus.

      "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix C to the statement of additional information.

      "Available AMPS" has the meaning set forth on page [37] of this prospectus.

      "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker- Dealer (or if applicable, the Auction Agent) as a holder of shares of AMPS or a Broker-Dealer that holds AMPS for its own account.

      "Bid" has the meaning set forth on page [34] of this prospectus.

      "Bidder" has the meaning set forth on page [34] of this prospectus.

      "Board of Directors" or "Board" means the Board of Directors of the Fund.

      "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

      "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker- Dealer, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

      "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York are authorized or obligated by law to close.

      "Cede" means Cede & Co., the nominee of DTC, and in whose name the shares of AMPS initially will be registered.

      "Charter" means the Articles of Incorporation, as amended and supplemented (including the Articles Supplementary and the Other AMPS Articles Supplementary), of the Fund.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Common stock" means the common stock, par value $.10 per share, of the Fund.

      "Date of Original Issue" means, with respect to each share of AMPS, the date on which such share first is issued by the Fund.

      "Deposit Securities" means cash and Municipal Bonds rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P or A (having a remaining maturity of 12 months or less) or F-1+ by Fitch.

      "Discount Factor" means a Moody's Discount Factor or an S&P Discount Factor, as the case may be.

      "Discounted Value" means (i) with respect to an S&P Eligible Asset, the quotient of the fair market value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the lower of par and the quotient of the fair market value thereof divided by the applicable Moody's Discount Factor.

      "Dividend Payment Date" has the meaning set forth on page [27] of this prospectus.

      "Dividend Period" has the meaning set forth on page [27] of this prospectus.

      "DTC" means The Depository Trust Company.

      "Eligible Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

      "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by the Fund that is listed as the holder of record of shares of AMPS in the records of the Auction Agent.

      "Fitch" means Fitch Ratings or its successors.

      "Forward Commitment" has the meaning set forth on page [21] of the statement of additional information.

      "Fund" means MuniVest Fund II, Inc., a Maryland corporation that is the issuer of the AMPS.

      "High Yield Municipal Bonds" means (a) with respect to Moody's (1) Municipal Bonds rated Ba1 to B3 by Moody's, (2) Municipal Bonds not rated by Moody's, but rated BB+ to B- by S&P or Fitch, and (3) Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, and (b) with respect to S&P (1) Municipal Bonds not rated by S&P but rated equivalent to BBB+ or lower by another NRSRO and (2) Municipal Bonds rated BB+ or lower by S&P.

      "Hold Order" has the meaning set forth on page [34] of this prospectus.

      "Initial Dividend Payment Date" means the first Dividend Payment Date for the Series D AMPS.

      "Initial Dividend Period" means the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date for the Series D AMPS.

      "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

      "Inverse Floaters" means trust certificates or other instruments evidencing interests in one or more Municipal Bonds that qualify as (i) S&P Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that the ratio of the aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed one to one at their time of original issuance unless the floating rate instrument has only one reset remaining until maturity or (ii) Moody's Eligible Assets the interest rates on which are adjusted at short term intervals on a basis that is inverse to the simultaneous readjustment of the interest rates on corresponding floating rate trust certificates or other instruments issued by the same issuer, provided that (a) such Inverse Floaters are rated by Moody's with the Investment Adviser having the capability to collapse (or relink) within seven days as a liquidity enhancement measure, and (b) the issuer of such Inverse Floaters employs a leverage factor (i.e., the ratio of underlying capital appreciation bonds or other instruments to residual long-term derivative instruments) of not more than 2:1.

      "Investment Adviser" means Fund Asset Management, L.P.

      "IRS" means the United States Internal Revenue Service.

      "LIBOR Dealer" means Merrill Lynch, Pierce, Fenner & Smith Incorporated and such other dealer or dealers as the Fund from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

      "LIBOR Rate," on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London time, on the day that is the London Business Day preceding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate;
(vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

      "London Business Day" means any day on which commercial banks are generally open for business in London.

      "Long Term Dividend Period" means a Special Dividend Period consisting of a specified period of one whole year or more but not greater than five years.

      "Mandatory Redemption Price" has the meaning set forth on page [31] of this prospectus.

      "Marginal Tax Rate" means the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

      "Maximum Applicable Rate" has the meaning set forth on page [34] of this prospectus.

      "Moody's" means Moody's Investors Service, Inc. or its successors.

      "Moody's Discount Factor" has the meaning set forth on pages [17 to 18] of the statement of additional information.

      "Moody's Eligible Assets" has the meaning set forth on pages [18 to 21] of the statement of additional information.

      "Moody's Hedging Transactions" has the meaning set forth on page [19] of the statement of additional information.

      "Moody's Volatility Factor" means 272% as long as there has been no increase enacted to the Marginal Tax Rate. If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:


      % Change in                                          Moody's Volatility
      Marginal Tax Rate                                          Factor
      -------------------------------------------------- ----------------------
      <5%............................................             292%
      -
      >5% but <10%...................................             313%
              -
      >10% but <15%..................................             338%
               -
      >15% but <20%..................................             364%
               -
      >20% but <25%..................................             396%
               -
      >25% but <30%..................................             432%
               -
      >30% but <35%..................................             472%
               -
      >35% but <40%..................................             520%
               -

      Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential dividend rate increase factor as Moody's advises the Fund in writing is applicable.

      "Municipal Bonds" has the meaning set forth on page [14] of this prospectus.

      "Municipal Index" has the meaning set forth on page [16] of the statement of additional information.

      "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

      "1940 Act AMPS Asset Coverage" has the meaning set forth on page [30] of this prospectus.

      "1940 Act Cure Date" has the meaning set forth on page [30] of this prospectus.

      "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

      "Non-Payment Period" has the meaning set forth on page [7] of the statement of additional information.

      "Non-Payment Period Rate" has the meaning set forth on page [8] of the statement of additional information.

      "Normal Dividend Payment Date" has the meaning set forth on page [27] of this prospectus.

      "Notice of Revocation" has the meaning set forth on page [6] of the statement of additional information.

      "Notice of Special Dividend Period" has the meaning set forth on page [28] of this prospectus.

      "NRSRO" means any nationally recognized statistical rating organization, as that term is used in Rule 15a3-1 under the Securities and Exchange Act of 1934, as amended, or any successor provisions.

      "Optional Redemption Price" has the meaning set forth on page [31] of this prospectus.

      "Order" has the meaning set forth on page [34] of this prospectus.

      "Other AMPS" means the Auction Market Preferred Stock, Series A; the Auction Market Preferred Stock, Series B; and the Auction Market Preferred Stock, Series C, each with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) of the Fund.

      "Other AMPS Articles Supplementary" means the Articles Supplementary, as amended and supplemented, of the Fund specifying the powers, preferences and rights of the shares of the Other AMPS.

      "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of shares of AMPS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional shares of AMPS.

      "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring shares of AMPS (or, in the case of an Existing Holder, additional shares of AMPS).

      "Preferred stock" means preferred stock of the Fund and includes the AMPS.

      "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

      "Receivables for Municipal Bonds Sold" for Moody's has the meaning set forth under the definition of Moody's Discount Factor, and for S&P has the meaning set forth under the definition of S&P Discount Factor.

      "Reference Banks" means four major banks in the London interbank market selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates or successors or such other party as the Fund may from time to time appoint.

      "Reference Rate" means: (i) with respect to a Dividend Period having 364 or fewer days, the higher of the applicable LIBOR Rate and the Taxable Equivalent of the Short Term Municipal Bond Rate, or (ii) with respect to any Dividend Period having 365 or more days, the applicable Treasury Index Rate.

      "Request for Special Dividend Period" has the meaning set forth on page [28] of this prospectus.

      "Response" has the meaning set forth on page [28] of this prospectus.

      "Retroactive Taxable Allocation" has the meaning set forth on page [29] of this prospectus.

      "Rule 2a-7 Money Market Funds" means investment companies registered under the 1940 Act that comply with the requirements of Rule 2a-7 thereunder.

      "Series D AMPS" means the Auction Market Preferred Stock, Series D, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of the Fund.

      "S&P" means Standard & Poor's or its successors.

      "S&P Discount Factor" has the meaning set forth on page [14] of the statement of additional information.

      "S&P Eligible Assets" has the meaning set forth on pages [15 to 17] of the statement of additional information.

      "S&P Hedging Transactions" has the meaning set forth on page [16] of the statement of additional information.

      "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises the Fund in writing is applicable.

      "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with shares of AMPS.

      "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

      "7-Day Dividend Period" means a Dividend Period consisting of seven days.

      "Short Term Dividend Period" means a Special Dividend Period consisting of a specified number of days (other than seven) evenly divisible by seven, and not fewer than seven days nor more than 364 days.

      "Special Dividend Period" has the meaning set forth on page [26] of this prospectus.

      "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during which the shares of AMPS subject to such Dividend Period shall not be subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Directors of the Fund, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the shares of AMPS subject to such Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Directors of the Fund after consultation with the Auction Agent and the Broker-Dealers.

      "Submission Deadline" has the meaning set forth on page [36] of this prospectus.

      "Submitted Bid" has the meaning set forth on page [37] of this prospectus.

      "Submitted Hold Order" has the meaning set forth on page [37] of this prospectus.

      "Submitted Order" has the meaning set forth on page [37] of this prospectus.

      "Submitted Sell Order" has the meaning set forth on page [37] of this prospectus.

      "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

      "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean an NRSRO or two NRSROs, respectively, selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated, or its respective affiliates and successors, after obtaining the Fund's approval, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the AMPS.

      "Sufficient Clearing Bids" has the meaning set forth on page [37] of this prospectus.

      "Taxable Equivalent of the Short Term Municipal Bond Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index (the "Kenny Index") or any successor index, made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., Eastern time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., Eastern time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B)
1.00 minus the Marginal Tax Rate (expressed as a decimal). The Fund may not utilize a successor index to the Kenny Index unless Moody's and S&P provide the Fund with written confirmation that the use of such successor index will not adversely affect the then-current respective Moody's and S&P ratings of the AMPS.

      "Treasury Bonds" means U.S. Treasury Bonds or Notes.

      "Treasury Index Rate" means the average yield to maturity for actively traded marketable fixed interest rate U.S. Treasury Securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Fund by at least three recognized dealers in U.S. Government Securities selected by the Fund.

      "U.S. Treasury Securities" means direct obligations of the United States Treasury that are entitled to the full faith and credit of the United States government.

      "Valuation Date" has the meaning set forth on page [30] of this prospectus.

      "Variation Margin" means, in connection with an outstanding futures contract owned or sold by the Fund, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such futures contract fluctuates.

      "Winning Bid Rate" has the meaning set forth on page [37] of this prospectus.

==============================================================================



                                  $40,000,000

                            MuniVest Fund II, Inc.

                    Auction Market Preferred Stock ("AMPS")

                            1,600 Shares, Series D

                   Liquidation Preference $25,000 per Share








                             --------------------
                             P R O S P E C T U S
                             --------------------








                              Merrill Lynch & Co.





                               ________ __, 2005            Code #_____-0105

==============================================================================

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             Subject to Completion
         Preliminary Statement of Information dated November 12, 2004

S T A T E M E N T  OF  A D D I T I O N A L  I N F O R M A T I O N
-----------------------------------------------------------------

                                  $40,000,000

                            MuniVest Fund II, Inc.

                    Auction Market Preferred Stock ("AMPS")

                            1,600 Shares, Series D

                   Liquidation Preference $25,000 per Share

                                --------------


      MuniVest Fund II, Inc. (the "Fund") is a non-diversified, closed-end fund. The investment objective of the Fund is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax). Under normal market conditions, the Fund expects to invest at least 75% of its total assets in municipal obligations that are rated investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. The Fund may invest up to 25% of its total assets in high yield municipal obligations that are rated below investment grade (commonly known as "junk bonds") or, if unrated, are considered by the Fund's investment adviser to possess similar credit characteristics. The Fund invests primarily in long term municipal obligations. The Fund may invest in certain tax exempt securities classified as "private activity bonds," as discussed within, that may subject certain investors in the Fund to an alternative minimum tax. There can be no assurance that the Fund's investment objective will be realized.

      Certain capitalized terms not otherwise defined in this statement of additional information have the meaning provided in the Glossary included as part of the prospectus.

      This statement of additional information is not a prospectus, but should be read in conjunction with the prospectus of the Fund, which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 543-6217. The prospectus is incorporated by reference into this statement of additional information, and this statement of additional information is incorporated by reference into the prospectus.

                                --------------

                              Merrill Lynch & Co.

                                --------------


  The date of this statement of additional information is _______ ___, 2005.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
                                                                          Page
                                                                          ----
Investment Objective and Policies............................................3
Investment Restrictions......................................................3
Description of AMPS..........................................................4
The Auction.................................................................12
Rating Agency Guidelines....................................................13
Directors and Officers......................................................20
Investment Advisory and Management Arrangements.............................27
Portfolio Transactions......................................................32
Taxes.......................................................................34
Net Asset Value.............................................................38
Financial Statements........................................................39
APPENDIX A  Description of Municipal Bond Ratings..........................A-1
APPENDIX B  Settlement Procedures..........................................B-1
APPENDIX C  Auction Procedures.............................................C-1

                       INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) ("Municipal Bonds"). The Fund's investment objective and its policy of investing at least 80% of an aggregate of the Fund's net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). There can be no assurance that the Fund's investment objective will be realized.

      Reference is made to "Investment Objective and Policies" and "Other Investment Policies" in the prospectus for information regarding other types of securities that the Fund may invest in to achieve its objective.

                            INVESTMENT RESTRICTIONS

      The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares of common stock and outstanding shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class, and a majority of the outstanding shares of AMPS, Other AMPS and any other preferred stock, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

            1. Make investments for the purpose of exercising control or management.

            2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

            3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures and options thereon.

            4. Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

            5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

            6. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitation.

            7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

            8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

            9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purpose of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

      For purposes of investment restriction (4) above, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax exempt securities issued by such entities.

      An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors without stockholder approval, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

      If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

      The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund's investments are limited, however, in order to allow the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes." To qualify, the Fund complies with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes in the Federal tax requirements. A fund that elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

      The Investment Adviser of the Fund and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") are owned and controlled by Merrill Lynch & Co., Inc. ("ML & Co."). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. See "Portfolio Transactions."

                              DESCRIPTION OF AMPS

      Certain of the capitalized terms used herein not otherwise defined in this statement of additional information have the meaning provided in the Glossary at the back of the prospectus.

      The Series D AMPS will be shares of preferred stock that entitle their holders to receive dividends when, as and if declared by the Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods. After the Initial Dividend Period, each Subsequent Dividend Period for the Series D AMPS generally will be a 7-Day Dividend Period; provided however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of shares of AMPS may participate in Auctions therefor, although, except in the case of a Special Dividend Period of more than 28 days, Beneficial Owners desiring to continue to hold all of their shares of AMPS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see Appendix C--"Auction Procedures."

      Except as otherwise required by law or unless there is no Securities Depository, all outstanding shares of the AMPS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede), and no person acquiring shares of AMPS will be entitled to receive a certificate representing such shares. See Appendix C--"Auction Procedures." As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the shares of AMPS. Accordingly, each purchaser of AMPS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of shares of AMPS.

      When issued and sold, the shares of AMPS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of AMPS--Liquidation Rights" in the prospectus. The shares of AMPS will not be convertible into shares of common stock or other capital stock of the Fund, and the holders thereof will have no preemptive rights. The AMPS will not be subject to any sinking fund but will be subject to redemption at the option of the Fund at the Optional Redemption Price on any Dividend Payment Date (except during the Initial Dividend Period and during a Non-Call Period) and, under certain circumstances, will be subject to mandatory redemption by the Fund at the Mandatory Redemption Price stated in the prospectus. See "Description of AMPS--Redemption" in the prospectus.

      The Fund also has outstanding three series of shares of Other AMPS with terms that are substantially the same as the terms of the shares of AMPS described herein and in the prospectus. Cede, the nominee of the Securities Depository, 55 Water Street, New York, New York 10041-0099, is the sole holder of record of the shares of Other AMPS. The Series D AMPS offered hereby rank on a parity with the Other AMPS with respect to dividends and liquidation preference.

      In addition to serving as the Auction Agent in connection with the Auction Procedures described in the prospectus, The Bank of New York also serves as the transfer agent, registrar, dividend disbursing agent and redemption agent for the shares of AMPS. The Auction Agent, however, will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

      Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any shares of AMPS so long as the Fund is current in the payment of dividends on AMPS and on any other capital stock of the Fund ranking on a parity with the AMPS, including the Other AMPS, with respect to the payment of dividends or upon liquidation.

      The following supplements the description of the terms of the shares of AMPS set forth in the prospectus. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the Fund's Charter and Articles Supplementary, including the provisions thereof establishing the AMPS. The Fund's Charter and the form of Articles Supplementary establishing the terms of the AMPS have been filed as exhibits to the Registration Statement of which this statement of additional information is a part.

Dividends

      General. The holders of shares of the Series D AMPS will be entitled to receive, when, as and if declared by the Board of Directors of the Fund, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate. Dividends on the shares of AMPS so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on the common stock, and (ii) to the extent permitted under the Code and to the extent available, out of net tax exempt income earned on the Fund's investments. Generally, dividends on shares of AMPS, to the extent that they are derived from interest paid on Municipal Bonds, will be exempt from Federal income taxes, subject to possible application of the alternative minimum tax. See "Taxes."

      Notification of Dividend Period. In determining whether the Fund should issue a Notice of Special Dividend for AMPS, the Broker-Dealers will consider
(i) existing short term and long term market rates and indices of such short term and long term rates, (ii) existing market supply and demand for short term and long term securities, (iii) existing yield curves for short term and long term securities comparable to the AMPS, (iv) industry and financial conditions that may affect the AMPS, (v) the investment objective of the Fund, and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the AMPS would remain or become beneficial holders. If the Broker-Dealers shall not give the Fund a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that the Fund give a Notice of Special Dividend Period for the AMPS, the Fund, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response, and (iii) the Specific Redemption Provisions, if any, as specified in the related Response. The Fund also shall provide a copy of such Notice of Special Dividend Period to Moody's and S&P. The Fund shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if (x) either the 1940 Act AMPS Asset Coverage is not satisfied or the Fund shall fail to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value at least equal to the AMPS Basic Maintenance Amount, in each case on the Valuation Date immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise the Fund is an approximately equal rate for securities similar to the AMPS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been segregated in an account at the Fund's custodian bank or on the books of the Fund by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise the Fund that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. The Fund also shall provide a copy of such Notice of Revocation to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P"). If the Fund is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or
(z) above or if the Fund gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Fund may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

      Non-Payment Period; Late Charge. A Non-Payment Period will commence if the Fund fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on shares of AMPS payable on such Dividend Payment Date or (ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, Eastern time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend

Payment Date or (B) on any redemption date for shares of AMPS called for redemption, the Mandatory Redemption Price per share of such AMPS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, Eastern time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for AMPS will not end unless the Fund shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of shares of AMPS. Notwithstanding the foregoing, the failure by the Fund to deposit funds as provided for by clause (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a "Non-Payment Period."

      The Applicable Rate for each Dividend Period for shares of AMPS, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 7-Day Dividend Period. Any dividend on shares of AMPS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, the Fund has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, Eastern time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, Eastern time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of the Fund to pay a dividend on a Dividend Payment Date or to redeem any shares of AMPS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, Eastern time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, Eastern time, on the next Business Day.

      The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 300% of such rate if the Fund has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of AMPS), provided that the Board of Directors of the Fund shall have the authority to adjust, modify, alter or change from time to time by resolution or otherwise the initial Non-Payment Period Rate if the Board of Directors of the Fund determines and Moody's and S&P (and any Substitute Rating Agency or Substitute Rating Agencies, as the case may be, in lieu of Moody's or S&P, or both, in the event either or both of such parties shall not rate the AMPS) advise the Fund in writing that such adjustment, modification, alteration or change will not adversely affect their then current ratings on the AMPS.

      Restrictions on Dividends and Other Payments. For so long as any shares of AMPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, common stock or other stock, if any, ranking junior to shares of AMPS as to dividends or upon liquidation) in respect of common stock or any other stock of the Fund ranking junior to or on a parity with shares of AMPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of common stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to AMPS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with AMPS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Fund would have S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, and the 1940 Act AMPS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on shares of AMPS and shares of the Other AMPS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid, and (D) the Fund has redeemed the full number of shares of AMPS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

Asset Maintenance

      1940 Act AMPS Asset Coverage. The Fund will be required under the Articles Supplementary to maintain, with respect to shares of AMPS, as of the last Business Day of each month in which any shares of AMPS are outstanding, asset coverage of at least 200% with respect to senior securities that are stock, including the shares of AMPS and Other AMPS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are stock of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act AMPS Asset Coverage"). If the Fund fails to maintain 1940 Act AMPS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the prospectus and "--Redemption" below.

      AMPS Basic Maintenance Amount. So long as shares of AMPS are outstanding, the Fund will be required under the Articles Supplementary as of the last Business Day of each week (a "Valuation Date") to maintain S&P Eligible Assets and Moody's Eligible Assets each having in the aggregate a Discounted Value at least equal to the AMPS Basic Maintenance Amount. If the Fund fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "AMPS Basic Maintenance Cure Date"), the Fund will be required under certain circumstances to redeem certain of the shares of AMPS. See "Description of AMPS--Redemption" in the prospectus and "--Redemption" below. Upon any failure to maintain the required Discounted Value, the Fund will use its best efforts to alter the composition of its portfolio to reattain a Discounted Value at least equal to the AMPS Basic Maintenance Amount on or prior to the AMPS Basic Maintenance Cure Date.

      The AMPS Basic Maintenance Amount as of any Valuation Date, means the dollar amount equal to (i) the sum of (A) the product of the number of shares of AMPS and Other AMPS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for the AMPS and Other AMPS outstanding to (but not including) the end of the current Dividend Period for the AMPS that follows such Valuation Date in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then current Dividend Period will not end within 49 calendar days of such Valuation Date; (C) in the event the then current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any shares of AMPS and Other AMPS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the larger of the Moody's Volatility Factor and the S&P Volatility Factor, determined from time to time by Moody's and S&P, respectively (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then current Non-Payment Period Rate); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of current outstanding balances of any indebtedness that is senior to the AMPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; (F) the amount of the Fund's maximum potential Additional Dividend liability as of such Valuation Date; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
(i)(F) (including, without limitation, and immediately upon determination, any amounts due and payable by the Fund for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) either (A) the Discounted Value of any of the Fund's assets, or (B) the face value of any of the Fund's assets if such assets mature prior to or on the date of redemption of AMPS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Fund for the payment of the amount needed to redeem shares of AMPS subject to redemption or to satisfy any of (i)(B) through (i)(G).

      The Discount Factors and guidelines for determining the market value of the Fund's portfolio holdings have been based on criteria established in connection with rating the AMPS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of the Fund and the AMPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without stockholder approval, but only in the event the Fund receives written confirmation from S&P, Moody's and any Substitute Rating Agency that any such changes would not impair the rating then assigned to the shares of AMPS by S&P or Moody's or any Substitute Rating Agency.

      On or before the seventh Business Day in the case of Moody's and the next Business Day in the case of S&P after a Valuation Date on which the Fund fails to maintain S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount, the Fund is required to (i) deliver to Moody's a report with respect to the calculation of the AMPS Basic Maintenance Amount, the value of its portfolio holdings and the net asset value and market price of the Fund's common stock as of the date of such failure (an "AMPS Basic Maintenance Report") and (ii) send S&P an electronic notification of such failure. The Fund also will deliver an AMPS Basic Maintenance Report as of the 25th day of each month (or if such day is not a Business Day, as of the next succeeding Business Day) or as of the last Business Day of the month in which the Fund's fiscal year ends on or before the seventh Business Day after such day. Within ten Business Days after delivery of such report relating to the month in which the Fund's fiscal year ends, the Fund will deliver a letter prepared by the Fund's independent accountants regarding the accuracy of the calculations made by the Fund in such AMPS Basic Maintenance Report. If any such letter prepared by the Fund's independent accountants shows that an error was made in the AMPS Basic Maintenance Report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund. The Fund will also (i) provide Moody's with an AMPS Basic Maintenance Report and (ii) send S&P an electronic notification, as of each Valuation Date on or before the seventh Business Day in the case of Moody's and the next Business Day in the case of S&P after such date when the Discounted Value of Moody's Eligible Assets or S&P Eligible Assets, as the case may be, fails to exceed the AMPS Basic Maintenance Amount by 10% or more in the case of S&P and 25% or more in the case of Moody's. Also, on or before 5:00 p.m., Eastern time, on the first Business Day after shares of common stock are repurchased by the Fund, the Fund will complete and deliver to Moody's an AMPS Basic Maintenance Report as of the close of business on such date that common stock is repurchased.

Redemption

      Mandatory Redemption. The number of shares of AMPS to be redeemed will be equal to the lesser of (a) the minimum number of shares of AMPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the preferred stock subject to redemption or retirement, would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of AMPS then outstanding will be redeemed), and (b) the maximum number of shares of AMPS, together with all other shares of preferred stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor on such redemption date. In determining the number of shares of AMPS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed which would result in the Fund having S&P Eligible Assets and Moody's Eligible Assets each with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount or satisfaction of the 1940 Act AMPS Asset Coverage, as the case may be, pro rata among shares of AMPS, Other AMPS and other preferred stock subject to redemption pursuant to provisions similar to those set forth below; provided that, shares of AMPS which may not be redeemed at the option of the Fund due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. The Fund is required to effect such a mandatory redemption on a Business Day which is not later than 30 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of AMPS and shares of other preferred stock which are subject to mandatory redemption or the Fund otherwise is unable to effect such redemption on a Business Day which is on or prior to 30 days after such Cure Date, the Fund will redeem those shares of AMPS that it was unable to redeem on the earliest practicable date on which it is able to effect such redemption out of funds legally available therefor.

      Notice of Redemption. If shares of AMPS are to be redeemed, a notice of redemption will be mailed to each record holder of such shares of AMPS (initially Cede as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 60 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the redemption price, (iii) the aggregate number of shares of AMPS to be redeemed, (iv) the place or places where shares of AMPS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Articles Supplementary pursuant to which such shares are being redeemed. The notice also will be published in the eastern and national editions of The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

      In the event that less than all of the outstanding shares of AMPS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as the Fund shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all shares of AMPS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the shares of AMPS, the particular shares to be redeemed shall be selected by the Fund by lot or by such other method as the Fund shall deem fair and equitable.

      If the Fund gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Fund's custodian bank for the benefit of the holders of the AMPS to be redeemed and for payment to the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value equal to the redemption payment for the shares of AMPS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Fund shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price in respect thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. The Fund will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to the Fund, after which the holders of the shares of AMPS so called for redemption may look only to the Fund for payment thereof.

      So long as any shares of AMPS are held of record by the nominee of the Securities Depository (initially Cede), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent. Notwithstanding the provisions for redemption described above, no shares of AMPS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding shares of AMPS, and all capital stock of the Fund ranking on a parity with the AMPS with respect to the payment of dividends or upon liquidation, including the Other AMPS, have been or are being contemporaneously paid or declared and set aside for payment and
(ii) if redemption thereof would result in the Fund's failure to maintain Moody's Eligible Assets or S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

Voting Rights

      In connection with the election of the Fund's directors, holders of shares of AMPS, Other AMPS and any other preferred stock, voting separately as a single class, shall be entitled at all times to elect two of the Fund's directors, and the remaining directors will be elected by holders of shares of common stock and shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of AMPS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of preferred stock, including Other AMPS, are entitled, together with the holders of AMPS, to elect a majority of the directors of the Fund under the 1940 Act, then the number of directors constituting the Board of Directors automatically shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of AMPS, Other AMPS and any other preferred stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number, and at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of AMPS, Other AMPS and any other preferred stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors that such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding shares of AMPS and any other preferred stock, including Other AMPS, for all past Dividend Periods, the additional voting rights of the holders of shares of AMPS and any other preferred stock, including Other AMPS, as described above shall cease, and the terms of office of all of the additional directors elected by the holders of shares of AMPS, Other AMPS and any other preferred stock (but not of the directors with respect to whose election the holders of common stock were entitled to vote or the two directors the holders of shares of AMPS, Other AMPS and any other preferred stock have the right to elect in any event) will terminate automatically.

      The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of AMPS and any other preferred stock, including Other AMPS, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the AMPS or any other series of preferred stock with respect to the payment of dividends or the distribution of assets on dissolution, liquidation or winding up the affairs of the Fund, or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other preferred stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of preferred stock are outstanding, the Fund shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a holder of shares of AMPS differently than those of a holder of shares of any other series of preferred stock without the affirmative vote of at least a majority of votes entitled to be cast by holders of the shares of AMPS adversely affected and outstanding at such time (voting separately as a class). The Board of Directors, however, without stockholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event the Fund receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to shares of AMPS. Furthermore, the Board of Directors, without stockholder approval, may terminate compliance with the Moody's or S&P guidelines as discussed under "Rating Agency Guidelines" in the prospectus. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions of the Charter and By-laws" in the prospectus, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS and Other AMPS, entitled to be cast, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment policies and restrictions described as fundamental policies in the prospectus and under "Investment Restrictions." So long as any shares of AMPS are outstanding, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock (as defined under "Investment Restrictions"), including AMPS and Other AMPS, voting together as a single class, will be required to approve any voluntary application by the Fund for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. The class vote of holders of shares of AMPS, Other AMPS and any other preferred stock described above in each case will be in addition to a separate vote of the requisite percentage of shares of common stock and shares of AMPS, Other AMPS and any other preferred stock, voting together as a single class or voting as separate classes, necessary to authorize the action in question. An increase in the number of authorized shares of preferred stock pursuant to the Charter or the issuance of additional shares of any series of preferred stock (including AMPS and Other
AMPS) pursuant to the Charter shall not in and of itself be considered to adversely affect the contract rights of the holders of the AMPS.

      Notwithstanding the foregoing, and except as otherwise required by the 1940 Act, (i) holders of outstanding shares of the AMPS will be entitled as a series, to the exclusion of the holders of all other securities, including other preferred stock, common stock and other classes of capital stock of the Fund, to vote on matters affecting the AMPS that do not materially adversely affect any of the contract rights of holders of such other securities, including other preferred stock, common stock and other classes of capital stock, as expressly set forth in the Charter, and (ii) holders of outstanding shares of AMPS will not be entitled to vote on matters affecting any other preferred stock that do not materially adversely affect any of the contract rights of holders of the AMPS, as expressly set forth in the Charter.

      The foregoing voting provisions will not apply to any shares of AMPS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                                  THE AUCTION

Auction Agent Agreement

      The Auction Agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining, or failing to ascertain, the pertinent facts. Pursuant to the Auction Agent Agreement, the Fund is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

      The Auction Agent may terminate the Auction Agent Agreement upon notice to the Fund, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. The Fund may terminate the Auction Agent Agreement at any time, provided that prior to such termination the Fund shall have entered into such an agreement with respect thereto with a successor Auction Agent.

Broker-Dealer Agreements

      The Auctions require the participation of one or more broker-dealers. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with Merrill Lynch may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

      For the fiscal years ended October 31, 2004, 2003 and 2002, Merrill Lynch, an affiliate of the Investment Adviser, earned $______, $132,746 and $151,462, respectively, pursuant to its Broker-Dealer Agreement with the Fund.

Auction Procedures

      The Auction Procedures are set forth in Appendix C. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix B.

                           RATING AGENCY GUIDELINES

      S&P AAA Rating Guidelines The Discounted Value of the Fund's S&P Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current S&P guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by S&P, Moody's or Fitch on such Municipal Bond; provided, however, for purposes of determining the S&P Discount Factor applicable to Municipal Bonds not rated by S&P, the Municipal Bonds will carry an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Bond is placed by a NRSRO, in accordance with the table set forth below:


                           S&P's Rating Category (1)
--------------------------------------------------------------------------------
 AAA* (2)     AA*       A*       BBB*       BB*       B*       CCC*      NR**
---------- --------- --------- --------- --------- --------- --------- ---------
 144.75%    147.75%   150.75%   153.75%   175.11%   195.11%   215.11%   220.00%

---------
*     S&P rating.
**    Not rated.
(1) For Municipal Bonds of any one issuer rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Bonds exceeds 5% of the aggregate fair market value of the S&P Eligible Assets, but in no event greater than 10%; or for any percentage over 5% add 10 percentage points to the applicable S&P Discount Factor.
(2)   For zero coupon Municipal Bonds, the S&P Discount Factor is 441.80%.

      Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Bonds will be 115%, so long as such Municipal Bonds are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 120% so long as such Municipal Bonds are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Bonds are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's or F-1+ by Fitch; provided, however, such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Bonds rated by Moody's or Fitch but not rated by S&P may comprise no more than 50% of short-term Municipal Bonds that qualify as S&P Eligible Assets, (ii) the S&P Discount Factor for Rule 2a-7 Money Market Funds will be 110%, (iii) the S&P Discount Factor for Receivables for Municipal Bonds Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Bonds sold and (iv) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold if such receivables are due within five Business Days of such Valuation Date. "Receivables for Municipal Bonds Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1 or, if not rated by S&P, rated VMIG-1 by Moody's or F-1+ by Fitch, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Bonds.

      The S&P guidelines require certain minimum issue size and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Bonds must:

            (i) be issued by any of the 50 states of the United States, its territories and their subdivisions, counties, cities, towns, villages, and school districts, agencies, such as authorities and special districts created by the states, and certain federally sponsored agencies such as local housing authorities (payments made on these bonds are exempt from regular federal income taxes and are generally exempt from state and local taxes in the state of issuance);

            (ii) except for zero coupon Municipal Bonds rated AAA by S&P that mature in 30 years or less, be interest bearing and pay interest at least semi-annually;

            (iii) be payable with respect to principal and interest in U.S. dollars; (iv) not be subject to a covered call or covered put option written by the Fund; (v) except for Inverse Floaters, not be part of a private placement; and

            (iv) except for Inverse Floaters and legally defeased bonds that are secured by securities issued or guaranteed by the United States Government, be part of an issue with an original issue size of at least $10 million or, if of an issue with an original issue size below $10 million, is rated at least AA or higher by S&P.

      Notwithstanding the foregoing:

            (i) Municipal Bonds issued by issuers in any one state or territory will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 25% of the aggregate fair market value of S&P Eligible Assets;

            (ii) Municipal Bonds which are escrow bonds or defeased bonds may compose up to 100% of the aggregate fair market value of S&P Eligible Assets if such Bonds initially are assigned a rating by S&P in accordance with S&P's legal defeasance criteria or rerated by S&P as economic defeased escrow bonds and assigned an AAA rating. Municipal Bonds may be rated as escrow bonds by another NRSRO or rerated as an escrow bond and assigned the equivalent of an S&P AAA rating, provided that such equivalent rated Bonds are limited to 50% of the aggregate fair market value of S&P Eligible Assets and are deemed to have an AA S&P rating for purposes of determining the S&P Discount Factor applicable to such Municipal Bonds. The limitations on Municipal Bonds in clause (i) above and clauses (iii) and (iv) below are not applicable to escrow bonds;

            (iii) Municipal Bonds which are not rated by any NRSRO may comprise no more than 10% of S&P Eligible Assets;

            (iv) Municipal Bonds rated at least BBB- by S&P, or if not rated by S&P, rated at least A- by another NRSRO, of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, High Yield Municipal Bonds of any issuer may comprise no more than 5% of S&P Eligible Assets, and Municipal Bonds of any one issuer which are not rated by any NRSRO will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 5% of the aggregate fair market value of the S&P Eligible Assets. In the aggregate, the maximum issuer exposure is limited to 10% of the S&P Eligible Assets; and

            (v) Municipal Bonds not rated by S&P but rated by another NRSRO will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Bonds does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets.

      As discussed in the prospectus, the Fund may engage in options or futures transactions. For so long as any shares of AMPS are rated by S&P, the Fund will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the shares of AMPS by S&P, except that the Fund may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or Treasury Bonds and write, purchase or sell put and call options on such contracts (collectively, "S&P Hedging Transactions"), subject to the following limitations:

            (i) the Fund will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Fund by the Fund's taking an opposite position thereto ("Closing Transactions")), that would cause the Fund at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (ii) the Fund will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds exceeding in number 50% of the quotient of the fair market value of the Fund's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

            (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract that the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event
      (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date;

            (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Fund holds the securities deliverable under such terms; and

            (v) when the Fund writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or liquid assets in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Fund's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Fund writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

      For purposes of determining whether the Fund has S&P Eligible Assets with a Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Fund.

Moody's Aaa Rating Guidelines

      The Discounted Value of the Fund's Moody's Eligible Assets is calculated on each Valuation Date. See "Description of AMPS--Asset Maintenance--AMPS Basic Maintenance Amount." Moody's Eligible Assets include cash, Receivables for Municipal Bonds Sold (as defined below), Rule 2a-7 Money Market Funds and Municipal Bonds eligible for consideration under Moody's guidelines. For purposes of calculating the Discounted Value of the Fund's portfolio under current Moody's guidelines, the fair market value of Municipal Bonds eligible for consideration under such guidelines must be discounted by the applicable Moody's Discount Factor set forth in the table below. The Discounted Value of a Municipal Bond eligible for consideration under Moody's guidelines is the lower of par and the quotient of the fair market value thereof divided by the Moody's Discount Factor. The

Moody's Discount Factor used to discount a particular Municipal Bond will be determined by reference to the rating by Moody's, S&P or Fitch on such Municipal Bond, in accordance with the tables set forth below:

                          Moody's Rating Category (1)
------------------------------------------------------------------------------
      Aaa              Aa               A              Baa          Other (2)
----------------  -----------      -----------    ------------   -------------
      151%            159%            160%            173%            225%
---------
(1) Ratings assigned by S&P or Fitch are generally accepted by Moody's at face value. However, adjustments to face value may be made to particular categories of credits for which the S&P and/or Fitch rating does not seem to approximate a Moody's rating equivalent. Split rated securities assigned by S&P and Fitch will be accepted at the lower of the two ratings.
(2) Municipal Bonds rated Ba1 to B3 by Moody's or, if not rated by Moody's, rated BB+ to B- by S&P or Fitch. In addition, Municipal Bonds not explicitly rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, will be included under "Other" in the table. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

                            Moody's Rating Category
   -------------------------------------------------------------
      MIG-1, VMIG-1, P-1 (1)            MIG-1, VMIG-1, P-1 (2)
   -----------------------------    ----------------------------
               100%                              136%
---------
(1) Moody's rated Municipal Bonds that have a maturity less than or equal to 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity less than or equal to 49 days.
(2) Moody's rated Municipal Bonds that have a maturity greater than 49 days and Municipal Bonds not rated by Moody's but rated the equivalent to MIG-1, VMIG-1, or P-1 by S&P or Fitch that have a maturity greater than 49 days.

      Notwithstanding the foregoing, no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Bonds Sold that are due within five Business Days of such Valuation Date. The Moody's Discount Factor for Receivables for Municipal Bonds Sold that are due within six and 30 Business Days of such Valuation Date will be the Moody's Discount Factor applicable to the Municipal Bonds sold. "Receivables for Municipal Bonds Sold," for purposes of calculating Moody's Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Bonds sold as of or prior to such Valuation Date if such receivables are due within 30 Business Days of such Valuation Date.

      The Moody's Discount Factor for Inverse Floaters shall be the product of
(x) the percentage determined by reference to the rating on the security underlying such Inverse Floaters multiplied by (y) 1.25.

      The Moody's Discount Factor for Rule 2a-7 Money Market Funds shall be
110%.

      The Moody's guidelines impose certain requirements as to minimum issue size, issuer diversification and geographical concentration, as well as other requirements for purposes of determining whether Municipal Bonds constitute Moody's Eligible Assets, as set forth in the table on the following page:





                                          Maximum Underlying    Maximum State
      Rating         Minimum Issue Size        Obligor             Allowed
   ------------

                        ($ Millions)           (%) (1)           (%) (1) (3)
                     ------------------     -------------     -----------------
        Aaa                  *                   100                 100
        Aa                   10                   20                  60
         A                   10                   10                  40
        Baa                  10                   6                   20
        Ba                   10                   4                   12
         B                   10                   3                   12
     Other (2)               10                   2                   12

---------
*     Not applicable.
(1) The referenced percentages represent maximum cumulative totals for the related rating category and each lower rating category.
(2) Municipal Bonds not rated by Moody's, S&P or Fitch, but rated at least the equivalent of B3 internally by the Investment Adviser.
(3) Territorial bonds (other than those issued by Puerto Rico and counted collectively) are each limited to 10% of Moody's Eligible Assets. For diversification purposes, Puerto Rico will be treated as a state.

      For purposes of the maximum underlying obligor requirement described above, any Municipal Bond backed by the guaranty, letter of credit or insurance issued by a third party will be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Bond.

      Current Moody's guidelines also require that Municipal Bonds constituting Moody's Eligible Assets pay interest in cash, are publicly rated B3 or higher by Moody's or, if not rated by Moody's, but rated by S&P or Fitch, are publicly rated at least B- by S&P or Fitch, or if not explicitly rated by Moody's, S&P or Fitch, be rated at least the equivalent of B3 internally by the Investment Adviser, provided that Moody's reviews and achieves sufficient comfort with the Investment Adviser's internal credit rating processes, not have suspended ratings by Moody's, if an Inverse Floater, be explicitly rated by Moody's, and be part of an issue of Municipal Bonds of at least $10,000,000 (except for issues rated Aaa by Moody's, as provided in the chart above).

      When the Fund sells a Municipal Bond and agrees to repurchase it at a future date, the Discounted Value of such Municipal Bond will constitute a Moody's Eligible Asset and the amount the Fund is required to pay upon repurchase of such Bond will count as a liability for purposes of calculating the AMPS Basic Maintenance Amount. For so long as the AMPS are rated by Moody's, the Fund will not enter into any such reverse repurchase agreements unless it has received written confirmation from Moody's that such transactions would not impair the rating then assigned the AMPS by Moody's. When the Fund purchases a Municipal Bond and agrees to sell it at a future date to another party, cash receivable by the Fund thereby will constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less; otherwise the Discounted Value of such Bond will constitute a Moody's Eligible Asset.

      High Yield Municipal Bonds may comprise no more than 20% of Moody's Eligible Assets. Unless conclusions regarding liquidity risk as well as estimates of both the probability and severity of default for the Fund's assets can be derived from other sources as well as combined with a number of sources as presented by the Fund to Moody's, unrated High Yield Municipal Bonds which are rated at least the equivalent of B3 by the Investment Adviser internally are limited to 10% of Moody's Eligible Assets.

      Inverse Floaters, including primary market and secondary market residual interest bonds, may constitute no more than 10% of Moody's Eligible Assets.

      Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset if it is (i) held in a margin account, (ii) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind, (iii) held for the purchase of a security pursuant to a Forward Commitment or (iv) irrevocably deposited by the Fund for the payment of dividends or redemption.

      For so long as shares of AMPS are rated by Moody's, in managing the Fund's portfolio, the Investment Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Investment Adviser, the effect of any such alteration would be to cause the Fund to have Moody's Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the AMPS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of Moody's Eligible Assets exceeded the AMPS Basic Maintenance Amount by 5% or less, the Investment Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of Moody's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of Moody's Eligible Assets would exceed the AMPS Basic Maintenance Amount.

      For so long as any shares of AMPS are rated by Moody's, the Fund will not engage in Bond Market Association Municipal Swap Index swap transactions ("BMA swap transactions"), buy or sell financial futures contracts, write, purchase or sell call options on financial futures contracts or purchase put options on financial futures contracts or write call options (except covered call options) on portfolio securities unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the shares of AMPS by Moody's, except that the Fund may engage in BMA swap transactions, purchase or sell exchange-traded financial futures contracts based on any index approved by Moody's or Treasury Bonds, and purchase, write or sell exchange-traded put options on such financial futures contracts, and purchase, write or sell exchange-traded call options on such financial futures contracts (collectively, "Moody's Hedging Transactions"), subject to the following limitations:

            (i) the Fund will not engage in any Moody's Hedging Transaction based on the Municipal Index (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold
      (A) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal or (B) outstanding financial futures contracts based on the Municipal Index having a fair market value exceeding 50% of the fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction);

            (ii) the Fund will not engage in any Moody's Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Fund at the time of such transaction to own or have sold (A) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (B) outstanding financial futures contracts based on Treasury Bonds having an aggregate fair market value exceeding 80% of the aggregate fair market value of all Municipal Bonds constituting Moody's Eligible Assets owned by the Fund (other than Moody's Eligible Assets already subject to a Moody's Hedging Transaction) and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Fund shall be deemed to own the number of financial futures contracts that underlie any outstanding options written by the Fund);

            (iii) the Fund will engage in Closing Transactions to close out any outstanding financial futures contract based on the Municipal Index if the amount of open interest in the Municipal Index as reported by The Wall Street Journal is less than 5,000;

            (iv) the Fund will engage in a Closing Transaction to close out any outstanding financial futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a financial futures contract by no later than the first Business Day of the month in which such option expires;

            (v) the Fund will engage in Moody's Hedging Transactions only with respect to financial futures contracts or options thereon having the next settlement date or the settlement date immediately thereafter;

            (vi) the Fund (A) will not engage in options and futures transactions for leveraging or speculative purposes, except that the Fund may engage in an option or futures transaction so long as the combination of the Fund's non-derivative positions, together with the relevant option or futures transaction, produces a synthetic investment position, or the same economic result, that could be achieved by an investment, consistent with the Fund's investment objective and policies, in a security that is not an option or futures transaction, subject to the Investment Adviser periodically demonstrating to Moody's that said economic results are achieved, and (B) will not write any call options or sell any financial futures contracts for the purpose of hedging the anticipated purchase of an asset prior to completion of such purchase;

            (vii) the Fund will not enter into an option or futures transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount; and

            (viii) the Fund will not engage in BMA swap transactions with respect to more than 20% of the Fund's net assets; provided that the Fund's use of futures will proportionately decrease as the Fund's use of BMA swap transactions increases, and vice-versa.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of Moody's Eligible Assets that the Fund is obligated to deliver or receive pursuant to an outstanding futures contract or option shall be as follows: (i) assets subject to call options written by the Fund that are either exchange-traded and "readily reversible" or that expire within 49 days after the date as of which such valuation is made shall be valued at the lesser of (A) Discounted Value and (B) the exercise price of the call option written by the Fund; (ii) assets subject to call options written by the Fund not meeting the requirements of clause (i) of this sentence shall have no value; (iii) assets subject to put options written by the Fund shall be valued at the lesser of (A) the exercise price and (B) the Discounted Value of the subject security; (iv) futures contracts shall be valued at the lesser of (A) settlement price and (B) the Discounted Value of the subject security, provided that, if a contract matures within 49 days after the date as of which such valuation is made, where the Fund is the seller the contract may be valued at the settlement price and where the Fund is the buyer the contract may be valued at the Discounted Value of the subject securities; and (v) where delivery may be made to the Fund with any security of a class of securities, the Fund shall assume that it will take delivery of the security with the lowest Discounted Value.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the following amounts shall be subtracted from the aggregate Discounted Value of the Moody's Eligible Assets held by the Fund:
(i) 10% of the exercise price of a written call option; (ii) the exercise price of any written put option; (iii) where the Fund is the seller under a financial futures contract, 10% of the settlement price of the financial futures contract; (iv) where the Fund is the purchaser under a financial futures contract, the settlement price of assets purchased under such financial futures contract; (v) the settlement price of the underlying financial futures contract if the Fund writes put options on a financial futures contract; and (vi) 105% of the fair market value of the underlying financial futures contracts if the Fund writes call options on a financial futures contract and does not own the underlying contract.

      For so long as any shares of AMPS are rated by Moody's, the Fund will not enter into any contract to purchase securities for a fixed price at a future date beyond customary settlement time (other than such contracts that constitute Moody's Hedging Transactions), except that the Fund may enter into such contracts to purchase newly-issued securities on the date such securities are issued ("Forward Commitments"), subject to the following limitations:

            (i) the Fund will maintain in a segregated account with its custodian cash, cash equivalents or short-term, fixed-income securities rated P-1, MIG-1 or VMIG-1 by Moody's and maturing prior to the date of the Forward Commitment with a fair market value that equals or exceeds the amount of the Fund's obligations under any Forward Commitments to which it is from time to time a party or long-term, fixed income securities with a Discounted Value that equals or exceeds the amount of the Fund's obligations under any Forward Commitment to which it is from time to time a party, and

            (ii) the Fund will not enter into a Forward Commitment unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the AMPS Basic Maintenance Amount.

      For purposes of determining whether the Fund has Moody's Eligible Assets with an aggregate Discounted Value that equals or exceeds the AMPS Basic Maintenance Amount, the Discounted Value of all Forward Commitments to which the Fund is a party and of all securities deliverable to the Fund pursuant to such Forward Commitments shall be zero.

                                ---------------

      For so long as shares of AMPS are rated by S&P or Moody's, the Fund, unless it has received written confirmation from S&P and/or Moody's, as the case may be, that such action would not impair the ratings then assigned to the AMPS by S&P and/or Moody's, as the case may be, will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Fund's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of Moody's Eligible Assets and S&P Eligible Assets to be less than the AMPS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the AMPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, (v) reissue any previously purchased or redeemed by the Fund, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Fund's pricing service or (viii) engage in reverse repurchase agreements.

      For as long as the AMPS are rated by S&P, the Fund will not, unless it has received written confirmation from S&P that such action would not impair the rating then assigned to the shares of AMPS by S&P, engage in interest rate swaps, caps and floors, except that the Fund may, without obtaining the written consent described above, engage in swaps, caps and floors if: (i) the counterparty to the swap transaction has a short-term rating of A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is A- or higher, (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS, (iii) the interest rate swap transaction will be marked-to-market weekly by the swap counterparty, (iv) if the Fund fails to maintain an aggregate discounted value at least equal to the AMPS Basic Maintenance Amount on two consecutive Valuation Dates then the agreement shall terminate immediately, (v) for the purpose of calculating the Discounted Value of S&P Eligible Assets, 90% of any positive mark-to-market valuation of the Fund's rights will be S&P Eligible Assets, 100% of any negative mark-to-market valuation of the Fund's rights will be included in the calculation of the AMPS Basic Maintenance Amount, and
(vi) the Fund must maintain liquid assets with a value at least equal to the net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap. For caps/floors, the Fund must maintain liquid assets with a value at least equal to the Fund's obligations with respect to such caps or floors.

                            DIRECTORS AND OFFICERS

      The Directors of the Fund consist of eight individuals, seven of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

      Each non-interested Director is a member of the Fund's Audit and Oversight Committee (the "Audit Committee"). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Fund's independent accountants, including the resolution of disagreements regarding financial reporting between Fund management and such independent accountants. The Audit Committee's responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Fund; (ii) discuss with the independent accountants certain matters relating to the Fund's financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund's independent accountants and recommend that the Board of Directors take appropriate action in response thereto to satisfy itself of the independent accountants' independence; and
(iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Fund's accounting and financial reporting policies and practices and internal controls and Fund management's responses thereto. The Board of Directors of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met six times during the Fund's fiscal year ended October 31, 2004.

      Each non-interested Director is also a member of the Fund's Nominating Committee (the "Nominating Committee"). The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's non-interested Directors, the Nominating Committee may consider nominations for the office of the Director made by Fund stockholders as it deems appropriate. Fund stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee met four times during the Fund's fiscal year ended October 31, 2004.

Biographical Information

      Certain biographical and other information relating to the non-interested Directors of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Investment Adviser, Merrill Lynch Investment Managers, L.P. ("MLIM") or their affiliates ("MLIM/FAM-advised funds") and other public directorships.



        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------
Ronald W.              Director             Director                Professor Emeritus of Finance,
Forbes                                      since 1993              School of Business, State
(63)                                                                University of New York at
                                                                    Albany since 2000 and
                                                                    professor thereof from 1989
                                                                    to 2000; International
                                                                    Consultant, Urban
                                                                    Institute, Washington,
                                                                    D.C. from 1995 to 1999.

Cynthia A.             Director             Director                Professor, Harvard Business
Montgomery                                  since 1993              School since 1989; Associate
(51)                                                                Professor, J.L. Kellogg
                                                                    Graduate School of
                                                                    Management, Northwestern
                                                                    University from 1985 to 1989;
                                                                    Associate Professor, Graduate
                                                                    School of Business
                                                                    Administration, University
                                                                    of Michigan from 1979 to 1985.


        Name,             MLIM/FAM-
       Address*         Advised Funds
      and Age of       and Portfolios
       Director           Overseen         Public Directorships
-----------------   ------------------- -------------------------
Ronald W.            48 registered       None
Forbes               investment
(63)                 companies
                     consisting of
                     48 portfolios





Cynthia A.           48 registered       NewellRubber-
Montgomery           investment          maid Inc.
(51)                 companies           (manufacturing)
                     consisting of
                     48 portfolios


                                                      (continued on next page)



        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------


                          Number of
        Name,             MLIM/FAM-
       Address*         Advised Funds
      and Age of       and Portfolios
       Director           Overseen         Public Directorships
-----------------   ------------------- -------------------------



        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------
Jean Margo             Director             Director                Self-employed consultant
Reid (58)                                   since 2004              since 2001; Counsel of
                                                                    Alliance Capital Management
                                                                    (investment adviser) in 2000;
                                                                    General Counsel, Director and
                                                                    Secretary of Sanford C.
                                                                    Bernstein & Co., Inc.
                                                                    (investment
                                                                    adviser/brokerdealer) from
                                                                    1997 to 2000; Secretary,
                                                                    Sanford C. Bernstein Fund,
                                                                    Inc. from 1994 to 2000;
                                                                    Director and Secretary of
                                                                    SCB, Inc. since 1998; Director
                                                                    and Secretary of SCB
                                                                    Partners, Inc. since 2000; and
                                                                    Director of Covenant House
                                                                    from 2001 to 2004.

Kevin A.               Director             Director                Founder and currently
Ryan (72)                                   since 1993              Director Emeritus of the
                                                                    Boston University Center for
                                                                    the Advancement of Ethics
                                                                    and character and Director
                                                                    thereof from 1989 to 1999;
                                                                    Professor from 1982 to 1999
                                                                    and currently Professor
                                                                    Emeritus of Education of
                                                                    Boston University; formerly
                                                                    taught on the faculties of The
                                                                    University of Chicago,
                                                                    Stanford University and Ohio
                                                                    State University.

Roscoe S.              Director             Director                President, Middle East
Suddarth (68)                               since 2000              Institute, from 1995 to 2001;
                                                                    Foreign Service Officer,
                                                                    United States Foreign Service,
                                                                    from 1961 to 1995; Career
                                                                    Minister, from 1989 to 1995;
                                                                    Deputy Inspector General,
                                                                    U.S. Department of State,
                                                                    from 1991 to 1994; U.S.
                                                                    Ambassador to the Hashemite
                                                                    Kingdom of Jordan, from
                                                                    1987 to 1990.


        Name,             MLIM/FAM-
       Address*         Advised Funds
      and Age of       and Portfolios
       Director           Overseen         Public Directorships
-----------------   ------------------- -------------------------
Jean Margo           48 registered       None
Reid (58)            investment
                     companies
                     consisting of
                     48 portfolios














Kevin A.             48 registered       None
Ryan (72)            investment
                     companies
                     consisting of
                     48 portfolios










Roscoe S.            48 registered       None
Suddarth (68)        investment
                     companies
                     consisting of
                     48 portfolios



        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------


        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------

Richard R.             Director             Director                Professor of Finance since
West (66)                                   since 1993              1984, Dean from 1984 to 1993
                                                                    and currently Dean Emeritus
                                                                    of New York University
                                                                    Leonard N. Stern School of
                                                                    Business Administration.









Edward D.              Director             Director                Self-employed financial
Zinbarg (69)                                since 2000              consultant since 1994;
                                                                    Executive Vice President of
                                                                    the Prudential Insurance
                                                                    Company of America from
                                                                    1988 to 1994; Former Director
                                                                    of Prudential Reinsurance
                                                                    Company and former Trustee of
                                                                    the Prudential Foundation.


                           Number of
        Name,              MLIM/FAM-
       Address*          Advised Funds
      and Age of        and Portfolios
       Director            Overseen         Public Directorships
-----------------    ------------------- -------------------------

Richard R.            48 registered       Bowne & Co.,
West (66)             investment          Inc. (financial
                      companies           printers);
                      consisting of       Vornado Realty
                      48 portfolios       Trust (real estate
                                          holding
                                          company);
                                          Vornado
                                          Operating
                                          Company (real
                                          estate company);
                                          Alexander's Inc.
                                          (real estate
                                          company)

Edward D.             48 registered       None
Zinbarg (69)          investment
                      companies
                      consisting of
                      48 portfolios


---------

* The address of each non-interested Director is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**    Each Director serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.
***   Mr. Ryan is expected to retire as a Director of the Fund effective
January 1, 2005.

      Certain biographical and other information relating to the Director who is an "interested person" of the Fund as defined in the 1940 Act (the "interested Director") and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in MLIM/FAM-advised funds and public directorships held.


        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------

Terry K.               President            President and           President of the MLIM/FAM
Glenn                  and                  Director****            advised funds since 1999;
(64)***                Director             since 1999              Chairman (Americas Region)
                                                                    of MLIM from 2000 to 2002;
                                                                    Executive Vice President of
                                                                    MLIM and FAM (which terms
                                                                    as used herein include their
                                                                    corporate predecessors) from
                                                                    1983 to 2002; President of
                                                                    FAM Distributors, Inc.
                                                                    ("FAMD" or the
                                                                    "Distributor") from 1986 to

                                                                    2002 and Director thereof
                                                                    from 1991 to 2002; Executive
                                                                    Vice President and Director of
                                                                    Princeton Services, Inc.
                                                                    ("Princeton Services") from
                                                                    1993 to 2002; President of
                                                                    Princeton Administrators, L.P.
                                                                    from 1988 to 2002; Director of
                                                                    Financial Data Services, Inc.
                                                                    from 1985 to 2002.

Donald C.              Vice                 Vice                    First Vice President of MLIM
Burke (44)             President            President               and FAM since 1997 and
                       and                  since 1993              Treasurer thereof since 1999;
                       Treasurer            and Treasurer           Senior Vice President,
                                            since 1999              Director and Treasurer of
                                                                    Princeton Services since 1999;
                                                                    Vice President of FAMD since
                                                                    1999; Vice President of
                                                                    MLIM and FAM from 1990 to
                                                                    1997; Director of Taxation of
                                                                    MLIM since 1990.

Kenneth A.             Senior Vice          Senior Vice             Managing Director of MLIM
Jacob (53)             President            President               since 2000; First Vice
                                            since 2002              President of MLIM from 1997
                                                                    to 2000; Vice President of
                                                                    MLIM from 1984 to 1997.

John M.                Senior Vice          Senior Vice             Managing Director of MLIM
Loffredo (40)          President            President               since 2000; First Vice
                                            since 2002              President of MLIM from 1997
                                                                    to 2000; Vice President of
                                                                    MLIM from 1991 to 1997;
                                                                    Portfolio Manager with MLIM
                                                                    and FAM since 1997.


        Name,              MLIM/FAM-
       Address*          Advised Funds
      and Age of        and Portfolios
       Director            Overseen         Public Directorships
-----------------    ------------------- -------------------------

Terry K.              124 registered      None
Glenn                 investment
(64)***               companies
                      consisting of
                      157 portfolios



















Donald C.             123 registered      None
Burke (44)            investment
                      companies
                      consisting of
                      156 portfolios







Kenneth A.            38 registered       None
Jacob (53)            investment
                      companies
                      consisting of
                      50 portfolios

John M.               38 registered       None
Loffredo (40)         investment
                      companies
                      consisting of
                      50 portfolios




                                                      (continued on next page)


        Name,                                       Term of
       Address*            Position(s)           Office** and
      and Age of          Held with the         Length of Time           Principal Occupation(s)
       Director                Fund                 Served                During Past Five Years
-----------------   --------------------- ----------------------- ----------------------------------

Fred K.                Vice                 Vice                    Director (Municipal Tax-
Steube (53)            President            President               Exempt Fund Management)
                       and                  and                     since 2000; Vice President of
                       Portfolio            Portfolio               MLIM from 1994 to 2000.
                       Manager              Manager
                                            since 1993

Jeffrey Hiller         Chief                Chief                   Chief Compliance Officer of
(53)                   Compliance           Compliance              the MLIM/FAM-advised
                       Officer              Officer since           funds since 2004; First Vice
                                            2004                    President and Chief
                                                                    Compliance Officer of MLIM
                                                                    since 2004; Global Director of
                                                                    Compliance at Morgan
                                                                    Stanley Investment
                                                                    Management from 2002 to
                                                                    2004; Managing Director and
                                                                    Global Director of
                                                                    Compliance at Citigroup Asset
                                                                    Management from 2000 to
                                                                    2002; Chief Compliance
                                                                    Officer at Soros Fund
                                                                    Management in 2000; and
                                                                    Chief Compliance Officer at
                                                                    Prudential Financial from
                                                                    1995 to 2000; Senior Counsel
                                                                    in the Securities and Exchange
                                                                    Commission's Division of
                                                                    Enforcement in Washington,
                                                                    DC from 1990 to 1995.

Alice A.               Secretary            Secretary               Director (Legal Advisory) of
Pellegrino                                  since 2004              MLIM since 2002; Vice
(44)                                                                President of MLIM from 1999
                                                                    to 2002; Attorney associated
                                                                    with MLIM since 1997.


        Name,             MLIM/FAM-
       Address*         Advised Funds
      and Age of       and Portfolios
       Director           Overseen         Public Directorships
-----------------   ------------------- -------------------------

Fred K.              4 registered        None
Steube (53)          investment
                     companies
                     consisting of
                     4 portfolios


Jeffrey Hiller       124 registered      None
(53)                 investment
                     companies
                     consisting of
                     157 portfolios



















Alice A.             123 registered      None
Pellegrino           investment
(44)                 companies
                     consisting of
                     156 portfolios



---------
* The address of each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
** Elected by and serves at the pleasure of the Board of Directors of the Fund.
*** Mr. Glenn is an "interested person," as defined in the 1940 Act, of the Fund based on his current and former positions with FAM, MLIM, FAMD, Princeton Services, and Princeton Administrators, L.P.
**** As a Director, Mr. Glenn serves until his successor is elected and qualified or until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund's by-laws or charter or by statute.

      In connection with the election of the Fund's Directors, holders of shares of AMPS, Other AMPS and other preferred stock, voting as a separate class, are entitled to elect two of the Fund's Directors, and the remaining Directors are elected by all holders of capital stock, voting as a single class. Mr. Forbes and Mr. West are the Directors elected by holders of preferred stock. See "Description of AMPS--Voting Rights."

Share Ownership

      Information relating to each Director's share ownership in the Fund and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Director ("Supervised Merrill Lynch Funds") as of December 31, 2003 is set forth in the chart below.

                                                               Aggregate Dollar
                                                                   Range of
                                                 Aggregate       Securities in
                                              Dollar Range of     Supervised
                                               Equity in the     Merrill Lynch
Name                                                Fund             Funds
----                                         ----------------  ----------------
Interested Director:
   Terry K. Glenn..........................         None         Over $100,000
Non-interested Directors:
   Ronald W. Forbes........................   $10,001-$50,000    Over $100,000
   Cynthia A. Montgomery...................         None         Over $100,000
   Jean Margo Reid.........................         None             None
   Kevin A. Ryan...........................         None         Over $100,000
   Roscoe S. Suddarth......................         None         Over $100,000
   Richard R. West.........................         None         Over $100,000
   Edward D. Zinbarg.......................         None         Over $100,000

---------
* Ms. Reid was elected a Director of the Fund and a Director of certain other MLIM/FAM advised funds on August 19, 2004.

      As of the date of this statement of additional information, none of the Directors and officers of the Fund owned any outstanding shares of common stock or Other AMPS of the Fund. As of the date of this statement of additional information, none of the non-interested Directors of the Fund or their immediate family members owned beneficially or of record any securities in ML & Co.

Compensation of Directors

      The Fund pays each non-interested Director a combined fee of $3,800 per year plus a fee of $150 for each in-person Board meeting attended and $150 for each in-person Audit Committee meeting attended, together with such Director's out-of-pocket expenses relating to attendance at such meetings. The Chairman of the Fund's Audit Committee receives an additional annual fee of $1,000.

      The following table shows the compensation earned by the non-interested Directors for the Fund's fiscal year ended October 31, 2003 and the aggregate compensation paid to them from all MLIM/FAM-advised funds for the calendar year ended December 31, 2003.


                                                                                              Aggregate Compensation From
                                        Compensation         Pension Retirement Benefits       Fund and other FAM/MLIM-
Name of Director                         from Fund         Accrued as part of Fund Expense          Advised Funds**
------------------------------        ---------------    ----------------------------------- -----------------------------
Ronald W. Forbes*                          $6,000                       None                           $308,400
Cynthia A. Montgomery                      $5,000                       None                           $266,400
Jean Margo Reid***                          None                        None                             None
Kevin A. Ryan                              $5,000                       None                           $266,400
Roscoe S. Suddarth                         $5,000                       None                           $266,400
Richard R. West                            $5,000                       None                           $266,400
Edward D. Zinbarg                          $5,000                       None                           $275,400


---------
*     Chairman of the Audit Committee.
** For the number of MLIM/FAM-advised funds from which each Director received compensation see table above under "--Biographical
      Information."
*** Ms. Reid was elected a Director of the Fund and a Director of certain other MLIM/FAM-advised funds on August 19, 2004.

      Pursuant to its investment advisory agreement with the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation to all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries.

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

      The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser acts as the investment adviser to more than 50 registered investment companies and offers investment advisory services to individuals and institutional accounts. As of September 2004, the Investment Adviser and its affiliates, including MLIM, had a total of approximately $473 billion in investment company and other portfolio assets under management, including approximately $248 billion in fixed income assets. This amount includes assets managed by certain affiliates of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

      The Investment Advisory Agreement provides that, subject to the supervision of the Fund's Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

      The portfolio manager primarily responsible for the Fund's day to day management is Fred K. Steube. Fred K. Steube has been a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000 and has twenty-four years of experience investing in Municipal Bonds. The Fund's portfolio manager will consider analyses from various sources, make the necessary investment decisions, and place orders for transactions accordingly.

      For its services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.50% of the Fund's average weekly net assets ("average weekly net assets" means the average weekly value of the total assets of the Fund, including the proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. The liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining the Fund's average weekly net assets.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the fees paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement were $_________, $2,129,798 and $2,075,081, respectively.

      For the fiscal years ended October 31, 2004, 2003 and 2002, the Investment Adviser reimbursed the Fund $_____, $12,355 and $1,753, respectively.

      The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of the Investment Adviser or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, expenses for legal and auditing services, taxes, costs of preparing, printing and mailing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent, dividend disbursing agent and registrar, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Certain accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the costs of these services. In addition, the Fund will reimburse the Investment Adviser for certain additional accounting services.

      The table below shows the amounts paid by the Fund to State Street and to the Investment Adviser for accounting services for the periods indicated:


                                                        Paid by the           Paid by the
                                                          Fund to             Fund to the
            Fiscal year ended                           State Street       Investment Adviser
--------------------------------------------        --------------------  --------------------
2004......................................                     $                 $
2003......................................                     $135,193          $ 9,210
2002......................................                     $133,487          $15,745


      Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of the Fund. The Board of Directors most recently approved the Investment Advisory Agreement at its meeting on May 17, 2004.

      The Board of Directors receives, reviews and evaluates information concerning the services and personnel of the Investment Adviser and its affiliates at each quarterly meeting of the Board of Directors and the Audit Committee. While particular focus is given to information concerning profitability, comparability of fees and total expenses and Fund performance at the meeting at which the renewal of the Investment Advisory Agreement is considered, the Investment Adviser evaluation process is an ongoing one. In this regard, the Board's and the Audit Committee's consideration of the nature, extent and quality of the services provided by the Investment Adviser under the Investment Advisory Agreement included deliberations at other quarterly meetings in addition to the May 17, 2004 meeting.

      In connection with the Board of Directors' consideration of the Investment Advisory Agreement at its May 17, 2004 meeting, the Board specifically requested and received from the Investment Adviser financial and performance data of the Fund, information concerning the profitability of the Fund to the Investment Adviser, information concerning fees charged to similar accounts by the Investment Adviser and information as to services rendered to the Fund and paid to affiliates of the Investment Adviser by the Fund. The Board also received from Lipper, Inc. information concerning the performance of the Fund compared to certain other non-MLIM/FAM-advised closed-end, leveraged Municipal Bond funds, and comparing the Fund's fee rate for advisory and administrative services and ratios for management expenses, investment-related expenses and total expenses to those of other non-MLIM/FAM-advised closed-end funds deemed comparable by Lipper, Inc. The Board of Directors considered the compensation paid to the Investment Adviser and the services provided to the Fund by the Investment Adviser under the Investment Advisory Agreement, as well as other services provided by the Investment Adviser and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Investment Adviser and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund. The Board of Directors also considered the direct and indirect benefits to the Investment Adviser from its relationship with the Fund. Based on their experience as Directors of the Fund and as directors of other MLIM/FAM-advised funds, the Board of Directors concluded that the Fund benefits and should continue to benefit from those services.

      In reviewing the Investment Advisory Agreement, the Board focused on the experience, resources and strengths of the Investment Adviser and its affiliates in managing investment companies that invest primarily in Municipal Bonds, including a number of other MLIM/FAM-advised leveraged closed-end funds that have investment objectives and strategies substantially similar to those of the Fund. The Board considered the amount of fixed income assets, including tax-exempt fixed income assets, under the management of the Investment Adviser and its affiliates, including MLIM, as well as the experience of the Fund's portfolio management team. The Board noted that the Investment Adviser has one of the largest amounts of Municipal Bond fund assets under management and has over twenty-five years experience investing in Municipal Bonds, and that the portfolio manager has over twenty-four years of experience investing in Municipal Bonds. The Board also noted that, in connection with the Fund's investments in Municipal Bonds, the Investment Adviser may need to assess the quality of such Municipal

Bonds by performing an independent credit analysis of any letters of credit or similar credit enhancements to which particular Municipal Bonds are entitled and the creditworthiness of the financial institutions that provide such credit enhancement and that the Investment Adviser has substantial expertise and experience in such analysis. The Board also considered the Investment Adviser's expertise and experience in managing funds that use leverage through the issuance of preferred stock, noting that the Investment Adviser manages over thirty such funds and has developed analytical tools to help assess risks and performance impact of leverage. The Board noted that the Investment Adviser has a high level of expertise in managing the types of investments used by the Fund and in managing leverage, and concluded that the Fund benefits, and should continue to benefit, from that expertise. The Board of Directors based their conclusions on the Directors' experience as directors of other leveraged, closed-end investment companies managed by the Investment Adviser that invest in Municipal Bonds and on their experience with credit analysis and risk management historically performed by the Investment Adviser.

      The Board of Directors also reviewed the compliance and administrative services provided to the Fund by the Investment Adviser, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Investment Adviser and its affiliates provide compliance and administrative services to the Fund and all the MLIM/FAM-advised funds, as well as to a number of third party fund groups. The Directors, based on their experience as directors of other investment companies managed by the Investment Adviser and its affiliates as well as of the Fund, also focused on the quality of the Investment Adviser's compliance and administrative staff. The Board noted that, in addition to the analysts and compliance personnel dedicated to the tax-exempt fixed income management group, the Investment Adviser has a separate administrative, legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Fund. The Board of Directors concluded, based on their experience as Directors, that, historically, the compliance and administrative services provided by the Investment Adviser were of a sufficiently high quality to benefit the Fund.

      In reviewing the Investment Advisory Agreement, the Board of Directors evaluated the Fund's fee rate for advisory and administrative services and the Fund's historical performance as compared to the rate of thirteen non-MLIM/FAM-advised comparable leveraged, closed-end funds that invest primarily in municipal obligations as provided by Lipper, Inc. In particular, the Board of Directors noted that the Fund had the second lowest contractual advisory fee rate at a common asset level (below the median of the group) among thirteen non-MLIM/FAM-advised comparable funds. The Board of Directors also found that, both including and excluding assets attributable to leverage, the Fund had the fifth lowest actual advisory fee rate, including advisory and administrative services and the effects of any fee waivers, as a percentage of total assets at a common asset level (in each case, below the median of the group). The Board also compared the Fund's total expenses, both including and excluding assets attributable to leverage, and concluded that, in each case the Fund's expenses were fifth lowest in its category and in each case below the median of the group. The Board also noted that the Fund's historical performance was comparable (total return of 4.17%, 1.50% and .49% above the median for the one year, three year and five year periods ended October 31, 2003, respectively) to that of other similarly managed closed-end leveraged municipal debt funds. The Board also requested, received and considered profitability information related to the management revenues from the Fund. Based upon the information reviewed and their discussion, the Board of Directors concluded that the advisory fee rate was reasonable in relation to the services provided by the Investment Adviser to the Fund as well as the costs incurred and benefits to be gained by the Investment Adviser and its affiliates in providing such services, including the advisory and administrative components and the effects of any fee waivers. The Board also found the investment advisory fee and total expense ratio to be reasonable in comparison to the fees charged by other comparable funds of similar size.

      The Board considered whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in any economies of scale that the Investment Adviser may experience as a result of growth in the Fund's assets. The Board determined that the current advisory fee rate was reasonable and that no changes are currently necessary. The non-interested Directors were represented by independent counsel who assisted them in their deliberations.

Code of Ethics

      The Fund's Board of Directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund and the Investment Adviser. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

Proxy Voting Policies and Procedures

      The Fund's Board of Directors has delegated to the Investment Adviser authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including the Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of the Fund and its stockholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Fund, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including the Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis--such as approval of mergers and other significant corporate transactions-- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for the Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with the Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the 1940 Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of the Fund.

      From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in the Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

      o Proposals related to the composition of the board of directors of issuers other than investment companies. As a general matter, the Committee believes that a company's board of directors (rather than stockholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of stockholders and oversee management of the corporation in a manner that will seek to maximize stockholder value over time. In individual cases, the Committee may look at a nominee's history of representing stockholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

      o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of stockholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing stockholder interests as auditor of other companies, to the extent the Committee deems relevant.

      o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than stockholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

      o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common stockholders and oppose requests that appear to be unreasonably dilutive.

      o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

      o Routine proposals related to requests regarding the formalities of corporate meetings.

      o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's board of directors (rather than its stockholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting boards of directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by stockholders.

      o Proposals related to limiting corporate conduct in some manner that relates to the stockholder's environmental or social concerns. The Committee generally believes that annual stockholder meetings are inappropriate forums for discussion of larger social issues, and opposes stockholder resolutions "micro-managing" corporate conduct or requesting release of information that would not help a stockholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of stockholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

                            PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available on any particular transaction.

      Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research might not be used by the Investment Adviser in connection with the Fund.

      The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better execution is available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such principal transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short term, tax exempt securities. See "Investment Restrictions." However, affiliated persons of the Fund, including Merrill Lynch, may serve as its brokers in certain over-the-counter transactions conducted on an agency basis. In addition, the Fund has received an exemptive order, under which it may purchase investment grade Municipal Bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the "Group Order Exemptive Order"). A group order is an order for securities held in an underwriting syndicate for the account of all members of the syndicate, and in proportion to their respective participation in the syndicate.

      The Fund also may purchase tax exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

      Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the 1940 Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Fund's Board of Directors has considered all factors deemed relevant and has made a determination not to seek such recapture at this time. The Fund's Board of Directors will reconsider this matter from time to time.

      The Fund has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, the Fund also has retained an affiliated entity of the Investment Adviser as the securities lending agent for a fee, including a fee based on a share of the returns on investment of cash collateral. That entity may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by that entity or in registered money market funds advised by the Investment Adviser or its affiliates.

      Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different investment objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliates) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

      Section 11(a) of the Securities Exchange Act of 1934 generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

Portfolio Turnover

      Generally, the Fund does not purchase securities for short term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund's annual portfolio turnover rate, under normal circumstances, should be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund and may have certain tax consequences for stockholders.

      For the fiscal years ended October 31, 2004 and 2003, the Fund's
portfolio turnover rates were     % and 31.50%, respectively.

                                     TAXES

      The Fund has elected to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax exempt net income (see below), the Fund (but not its stockholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, it would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its stockholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, the Fund's distributions derived from income on tax exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

      The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

      The Internal Revenue Service (the "IRS"), in a revenue ruling, held that certain auction rate preferred stock would be treated as stock for Federal income tax purposes. The terms of the AMPS are substantially similar, but not identical, to the auction rate preferred stock discussed in the revenue ruling, and in the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, the shares of AMPS will constitute stock of the Fund and distributions with respect to shares of AMPS (other than distributions in redemption of shares of AMPS subject to Section 302(b) of the Code) will constitute dividends to the extent of the Fund's current and accumulated earnings and profits as calculated for Federal income tax purposes. Nevertheless, it is possible that the IRS might take a contrary position, asserting, for example, that the shares of AMPS constitute debt of the Fund. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by the Fund to holders of shares of AMPS would constitute taxable interest income, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. Counsel believes that such a position, if asserted by the IRS, would be unlikely to prevail.

      The Fund will only purchase a Municipal Bond or Non-Municipal Tax-Exempt Security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes (i.e., "tax-exempt"). The Fund intends to qualify to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations that pay interest which is excludable from gross income for Federal income tax purposes ("tax exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its stockholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund that are attributable to interest on tax exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's stockholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund's stockholders are derived from interest income exempt from tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a stockholder's gross income for Federal tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security and railroad retirement benefits subject to Federal income taxes. Each stockholder is advised to consult a tax adviser with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such stockholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs, if any, held by the Fund.

      To the extent that the Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions generally are considered ordinary income for Federal income tax purposes. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code or the reduced tax rates available to non-corporate shareholders. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures, or options and swaps ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the stockholder has owned Fund shares. Generally not later than 60 days after the close of its taxable year, the Fund will provide its stockholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends. If the Fund pays a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its stockholders on December 31 of the year in which such dividend was declared.

      All or a portion of the Fund's gain from the sale or redemption of tax exempt obligations purchased at a market discount will be treated for Federal income tax purposes as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by stockholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). The sale or exchange of AMPS could result in capital gain or loss to holders of AMPS who hold their shares as capital assets. Generally, a stockholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the stockholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the stockholder.

      If you borrow money to buy the Fund's AMPS, you may not be permitted to deduct the interest on that loan. Under Federal income tax rules, the Fund's AMPS may be treated as having been bought with borrowed money even if the purchase cannot be traced directly to borrowed money. Stockholders should consult their own tax advisers regarding the impact of an investment in AMPS upon the deductibility of interest payable by the stockholder.

      The IRS has taken the position in a revenue ruling that if a RIC has two or more classes of shares, it may designate distributions made to each class in any year as consisting of no more than such class's proportionate share of particular types of income, including exempt-interest income and net long-term capital gains. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC during such year that was paid to such class. Thus, the Fund is required to allocate a portion of its net capital gain and other taxable income to the shares of AMPS and Other AMPS of each series. Accordingly, the Fund intends to designate dividends paid to the Series D AMPS and Other AMPS as tax exempt interest, capital gains or other taxable income, as applicable, in proportion to each series' share of total dividends paid during the year. The Fund may notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on shares of AMPS prior to the Auction establishing the Applicable Rate for such dividend. The Fund also may include such income in a dividend on shares of AMPS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable

Allocation and the additional amount were an Additional Dividend, provided that the Fund will notify the Auction Agent of the additional amounts to be included in such dividend prior to the applicable Dividend Payment Date. See "The Auction--Auction Procedures--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends" in the prospectus. Except for the portion of any dividend that it informs the Auction Agent will be treated as capital gains or other taxable income, the Fund anticipates that the dividends paid on the shares of AMPS will constitute exempt-interest dividends. The amount of net capital gain and ordinary income allocable to shares of AMPS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Fund and the total dividends paid by the Fund on shares of common stock and shares of the series of AMPS during a taxable year, but the taxable distribution generally is not expected to be significant.

      If the Fund makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of AMPS who are subject to the Retroactive Taxable Allocation. See "Description of AMPS--Dividends-- Additional Dividends" in the prospectus. The Federal income tax consequences of Additional Dividends under existing law are uncertain. The Fund intends to treat a holder as receiving a dividend distribution in the amount of any Additional Dividend only as and when such Additional Dividend is paid. An Additional Dividend generally will be designated by the Fund as an exempt-interest dividend except as otherwise required by applicable law. However, the IRS may assert that all or part of an Additional Dividend is a taxable dividend either in the taxable year for which the Retroactive Taxable Allocation is made or in the taxable year in which the Additional Dividend is paid.

      In the opinion of Sidley Austin Brown & Wood LLP, counsel to the Fund, under current law the manner in which the Fund intends to allocate items of tax exempt income, net capital gain and other taxable income among shares of common stock and shares of the series of AMPS will be respected for Federal income tax purposes. However, the tax treatment of Additional Dividends may affect the Fund's calculation of each class's allocable share of capital gains and other taxable income. In addition, there is currently no direct guidance from the IRS or other sources specifically addressing whether the Fund's method for allocating tax exempt income, net capital gain and other taxable income, if any, among shares of common stock and shares of the AMPS will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion and attempt to reallocate the Fund's net capital gain or other taxable income. In the event of a reallocation, some of the dividends identified by the Fund as exempt-interest dividends to holders of shares of AMPS may be recharacterized as additional capital gains or other taxable income. In the event of such recharacterization, the Fund would not be required to make payments to such stockholders to offset the tax effect of such reallocation. In addition, a reallocation may cause the Fund to be liable for income tax and excise tax on any reallocated taxable income. Sidley Austin Brown & Wood LLP has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Sidley Austin Brown & Wood LLP represents only its best legal judgment and is not binding on the IRS or the courts.

      The Code subjects interest received on certain otherwise tax exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on PABs issued after August 7, 1986. PABs are bonds that, although tax exempt, are used for purposes other than those performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference," which could subject certain investors in such bonds, including stockholders of the Fund, to an increased Federal alternative minimum tax. The Fund intends to purchase such PABs and will report to stockholders at the close of the calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for Federal alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate stockholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

      The Fund may invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments ("nontraditional instruments"). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such nontraditional instruments could be recharacterized as taxable ordinary income.

      The Fund may engage in interest rate and credit default swaps. The Federal income tax rules governing the taxation of swaps are not entirely clear and may require the Fund to treat payments received under such arrangements as ordinary income and to amortize payments under certain circumstances. Because payments received by the Fund in connection with swap transactions will be taxable rather than tax exempt, they may result in increased taxable distributions to stockholders.

      Certain transactions entered into by the Fund are subject to complex Federal income tax provisions that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income. Operation of these tax rules could, therefore, affect the character, amount and timing of distributions and result in increased taxable distributions to stockholders. Special tax rules also will require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. The Fund intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

      The Fund's ability to distribute dividends exempt from Federal income tax depends on the exclusion from gross income of the interest income that it receives on the securities in which it invests. The Fund will only purchase Municipal Bonds if they are accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of that security, that interest on such securities is excludable from gross income for Federal income tax purposes (the "tax exemption opinion").

      Events occurring after the date of issuance of the Municipal Bonds and Non-Municipal Tax Exempt Securities in which the Fund invests, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes. For example, the Code establishes certain requirements, such as restrictions as to the investment of the proceeds of the issue, limitations as to the use of proceeds of such issue and the property financed by such proceeds, and the payment of certain excess earnings to the Federal government, that must be met after the issuance of securities for interest on such securities to remain excludable from gross income for Federal income tax purposes. The issuers and the conduit borrowers of the Municipal Bonds or Non-Municipal Tax Exempt Securities generally covenant to comply with such requirements, and the tax exemption opinion generally assumes continuing compliance with such requirements. Failure to comply with these continuing requirements, however, may cause the interest on such securities to be includable in gross income for Federal income tax purposes retroactive to their date of issue.

      In addition, the IRS has an ongoing enforcement program that involves the audit of tax exempt bonds to determine whether an issue of bonds satisfies all of the requirements that must be met for interest on such bonds to be excludable from gross income for Federal income tax purposes. From time to time, some of the securities held by the Fund may be the subject of such an audit by the IRS, and the IRS may determine that the interest on such securities is includable in gross income for Federal income tax purposes, either because the IRS has taken a legal position adverse to the conclusion reached by counsel to the issuer in the tax exemption opinion or as a result of an action taken or not taken after the date of issue of such obligation. If a Municipal Bond or Non- Municipal Tax Exempt Security in which the Fund invests is determined to pay taxable interest subsequent to the Fund's acquisition of such security, the IRS may demand that the Fund pay taxes on the affected interest income. If the Fund agrees to do so, the Fund's yield on its common stock could be adversely affected. A determination that interest on a security held by the Fund is includable in gross income for Federal income tax purposes retroactively to its date of issue may, likewise, cause a portion of prior distributions received by stockholders, including holders of AMPS, to be taxable to those stockholders in the year of receipt. The Fund will not pay an Additional Dividend to a holder of AMPS under these circumstances.

      If at any time when shares of AMPS are outstanding the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See "Description of AMPS--Dividends--Restrictions on Dividends and Other Payments" and in the prospectus. This may prevent the Fund from distributing at least 90% of its net income, and may, therefore, jeopardize the Fund's qualification for taxation as a RIC. If the Fund were to fail to qualify as a RIC, some or all of the distributions paid by the Fund would be fully taxable for Federal income tax purposes. Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund, in its sole discretion, may, and under certain circumstances will be required to, redeem shares of AMPS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its stockholders of failing to qualify as a RIC. See "Description of AMPS--Redemption" herein and in the prospectus. There can be no assurance, however, that any such action would achieve such objectives.

      As noted above, the Fund must distribute annually at least 90% of its net taxable and tax exempt interest income. A distribution will only be counted for this purpose if it qualifies for the dividends paid deduction under the Code. Additional preferred stock that the Fund has authority to issue may raise an issue as to whether distributions on such preferred stock are "preferential" under the Code and therefore not eligible for the dividends paid deduction. The Fund intends to issue preferred stock that counsel advises will not result in the payment of a preferential dividend. If the Fund ultimately relies on a legal opinion with regard to such preferred stock, there is no assurance that the IRS would agree that dividends on the preferred stock are not preferential. If the IRS successfully disallowed the dividends paid deduction for dividends on the preferred stock, the Fund could lose the benefit of the special treatment afforded RICs under the Code. In this case, dividends paid by the Fund would not be exempt from Federal income taxes. Additionally, the Fund would be subject to Federal income tax, including the alternative minimum tax.

      Under certain Code provisions, some stockholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Backup withholding may also be required on distributions paid by the Fund, unless it reasonably estimates that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, stockholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a stockholder's Federal income tax liability, provided that the required information is timely forwarded to the IRS.

      The Fund is generally not an appropriate investment for retirement plans, other entities that are not subject to tax and foreign stockholders.

State and Local Taxes

      The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Stockholders are advised to consult their own tax advisers concerning state and local matters.

      In some states, the portion of any exempt-interest dividend that is derived from interest received by a RIC on its holdings of that state's securities and its political subdivisions and instrumentalities is exempt from that state's income tax. Therefore, the Fund will report annually to its stockholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

      Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, state, local or foreign taxes.

                                NET ASSET VALUE

      Net asset value per share of common stock is determined Monday through Friday as of the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), on each business day during which the NYSE is open for trading. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of any outstanding shares of preferred stock is divided by the total number of shares of common stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

      The Municipal Bonds and other portfolio securities in which the Fund invests are traded primarily in over-the-counter ("OTC") municipal bond and money markets and are valued at the last available bid price for long positions and at the last available ask price for short positions in the OTC market or on the basis of yield equivalents as obtained from one or more dealers or pricing services approved by the Directors. One bond is the "yield equivalent" of another bond when, taking into account market price, maturity, coupon rate, credit rating and ultimate return of principal, both bonds will theoretically produce an equivalent return to the bondholder. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value, unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Repurchase agreements will be valued at cost plus accrued interest. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors, including valuations furnished by a pricing service retained by the Fund, which may use a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Directors.

      The Fund makes available for publication the net asset value of its shares of common stock determined as of the last business day each week. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

                             FINANCIAL STATEMENTS

      The Fund's audited financial statements for the fiscal year ended October 31, 2004, together with the report of ___________ thereon, are incorporated in this statement of additional information by reference to its 2004 Annual Report. You may request a copy of the 2004 Annual Report at no charge by calling (800) 543-6217 between 8:30 a.m. and 5:30 p.m. Eastern time on any business day.

                                  APPENDIX A

                     DESCRIPTION OF MUNICIPAL BOND RATINGS

Description of Moody's Municipal Long-Term Ratings

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody's U.S. Short-Term Ratings

MIG 1/VMIG1  This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG2  This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG3  This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody's Short-Term Paper Ratings

      Moody's Short-Term ratings are opinions of the ability of issuers to honor short-term financial obligations not having an original maturity in excess of thirteen months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short- term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Debt Ratings

      A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

      The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The issue credit ratings are based, in varying degrees, on the following considerations:

      I. Likelihood of payment-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      II.   Nature of and provisions of the obligation;

      III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Long Term Issue Credit Ratings

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated issues only in small degree. The Obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB           An obligation rated "BB," "B," "CCC," "CC" and "C" are regarded
B            as having significant speculative characteristics. "BB" indicates
CCC          the least degree of speculation and "C" the highest degree of
CC           speculation. While such debt will likely have some quality and
C            protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor's Short-Term Credit Issue

      A Standard & Poor's short-term credit issue rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than three years. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

* Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing.

r The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

      A short-term credit issue rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

      --Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

      Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3         Speculative capacity to pay principal and interest.

Description of Fitch Ratings' ("Fitch") Investment Grade Bond Ratings

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax exempt nature or taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

Description of Fitch's Speculative Grade Bond Ratings

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

D            Bonds are in default on interest and/or principal payments. Such
DD           bonds are extremely speculative and should be valued on the basis
DDD          of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

Description of Fitch's Short Term Ratings

      Fitch's short term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

      The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                                  APPENDIX B

                             SETTLEMENT PROCEDURES

      The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the Glossary in the prospectus or this Appendix B hereto, as the case may be.

      (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

            (i)   the Applicable Rate fixed for the next succeeding Dividend
      Period;

            (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

            (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of AMPS to be sold by such Beneficial Owner;

            (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of AMPS to be purchased by such Potential Beneficial Owner;

            (v) if the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of AMPS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

            (vi) if the aggregate number of shares of AMPS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of AMPS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of AMPS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

            (vii) the Auction Date of the next succeeding Auction with respect to the AMPS.

      (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

            (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of AMPS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

            (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of AMPS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of AMPS of the Applicable Rate for the next succeeding Dividend Period;

            (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

            (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

            (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

      (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any funds received by it pursuant to (b)(i) above and any shares of AMPS received by it pursuant to (b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

      (d)   On each Auction Date:

            (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

            (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

            (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

      (e)   On the day after the Auction Date:

            (i) each Bidder's Agent Member referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

            (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

            (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

      (f) If a Beneficial Owner selling shares of AMPS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of AMPS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of AMPS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                  APPENDIX C

                              AUCTION PROCEDURES

      The following procedures will be set forth in provisions of the Articles Supplementary relating to the AMPS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the prospectus or in the Glossary in the prospectus. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

Paragraph 10(a) Certain Definitions.

      As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

            (i) "AMPS" shall mean the shares of AMPS being auctioned pursuant to this Paragraph 10.

            (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

            (iii) "Available AMPS" shall have the meaning specified in Paragraph 10(d)(i) below.

            (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

            (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

            (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

            (vii) "Maximum Applicable Rate" for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread plus the Reference Rate. The Applicable Percentage and the Applicable Spread will be determined based on the lower of the credit rating or ratings assigned on such date to such shares by Moody's and S&P (or if Moody's or S&P or both shall not make such rating available, the equivalent of either or both of such ratings by a Substitute Rating Agency or two Substitute Rating Agencies or, in the event that only one such rating shall be available, such rating) as follows:


                                       Applicable                               Applicable
                                       Percentage           Applicable          Spread Over        Applicable
                                      of Reference          Percentage           Reference         Spread Over
          Credit Ratings                 Rate--No           of Reference           Rate--No           Reference
---------------------------------
     Moody's             S&P          Notification      Rate--Notification      Notification     Rate--Notification
----------------   --------------   ----------------  --------------------      ------------     --------------------
       Aaa               AAA              110%                 125%                 1.10%              1.25%
   Aa3 to Aa1        AA- to AA+           125%                 150%                 1.25%              1.50%
    A3 to A1          A- to A+            150%                 200%                 1.50%              2.00%
  Baa3 to Baa1      BBB- to BBB+          175%                 250%                 1.75%              2.50%
   Below Baa3        Below BBB-           200%                 300%                 2.00%              3.00%


      The Applicable Percentage and the Applicable Spread as so determined may be further subject to upward but not downward adjustment in the discretion of the Board of Directors of the Fund after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the AMPS Basic Maintenance Amount. Subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," the Fund shall take all reasonable action necessary to enable S&P and Moody's to provide a rating for the AMPS. If either S&P or Moody's shall not make such a rating available or if neither S&P nor Moody's shall make such a rating available, subject to the provisions of paragraph 12 of the Articles Supplementary entitled "Termination of Rating Agency Provisions," Merrill Lynch, Pierce, Fenner & Smith

Incorporated or its affiliates and successors, after obtaining the Fund's approval, shall select a NRSRO or two NRSROs to act as a Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

            (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

            (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

            (x) "Submission Deadline" shall mean 1:00 p.m., Eastern time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

            (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

            (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

Paragraph 10(b) Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders And Potential Holders.

      (i) Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold shares of AMPS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

            (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

                  (1) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

                  (2) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner; and/or

                  (3) the number of outstanding shares, if any, of AMPS held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

            (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding shares, if any, of AMPS which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

      For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

      (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

            (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

            (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

            (3) a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

      (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

            (1) the number of outstanding shares of AMPS specified in such Sell Order, or

            (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

      (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

            (1) the number of outstanding shares of AMPS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

            (2) such number or a lesser number of outstanding shares of AMPS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

Paragraph 10(c) Submission of Orders by Broker-Dealers to Auction Agent.

      (i) Each Broker-Dealer shall submit in writing or through a mutually acceptable electronic means to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker- Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

            (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

            (B) the aggregate number of outstanding shares of AMPS that are the subject of such Order;

            (C)   to the extent that such Bidder is an Existing Holder

                  (1) the number of outstanding shares, if any, of AMPS subject to any Hold Order placed by such Existing Holder;

                  (2) the number of outstanding shares, if any, of AMPS subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

                  (3) the number of outstanding shares, if any, of AMPS subject to any Sell Order placed by such Existing Holder; and

            (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

      (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

      (iii) If an Order or Orders covering all of the outstanding shares of AMPS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period of more than 28 days) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of more than 28 days) to have been submitted on behalf of such Existing Holder covering the number of outstanding shares of AMPS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

      (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding shares of AMPS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

            (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding shares of AMPS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of shares of AMPS subject to such Hold Orders exceeds the number of outstanding shares of AMPS held by such Existing Holder, the number of shares of AMPS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding shares of AMPS held by such Existing Holder;

            (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

            (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding shares of AMPS held by such Existing Holder over the number of shares of AMPS subject to

      Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of shares of AMPS subject to such Sell Orders is greater than such excess, the number of shares of AMPS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of shares of AMPS equal to such excess.

      (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of shares of AMPS therein specified.

      (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

Paragraph 10(d) Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

      (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

            (A) the excess of the total number of outstanding shares of AMPS over the number of outstanding shares of AMPS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available AMPS");

            (B) from the Submitted Orders whether the number of outstanding shares of AMPS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

                  (1) the number of outstanding shares of AMPS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

                  (2) the number of outstanding shares of AMPS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding shares of AMPS in clauses (1) and (2) above are each zero because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

            (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

                  (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of AMPS that are the subject of such Submitted Bids, and

                  (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the shares of AMPS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available AMPS.

      (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise the Fund of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

            (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

            (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding shares of AMPS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

            (C) if all of the outstanding shares of AMPS are the subject of Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 60% of the Reference Rate (or 90% of such rate if the Fund has provided notification to the Auction Agent prior to establishing the Applicable Rate for any dividend that net capital gain or other taxable income will be included in such dividend on shares of
      AMPS) on the date of the Auction.

Paragraph 10(e) Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

      Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

      (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of AMPS that are the subject of such Submitted Sell Order or Submitted Bid;

            (B) the Submitted Bid of each of the Existing Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

            (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

            (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid, unless the number of outstanding shares of AMPS subject to all such Submitted Bids shall be greater than the number of outstanding shares of AMPS ("Remaining Shares") equal to the excess of the Available AMPS over the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of AMPS, but only in an amount equal to the difference between
      (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid and (2) the number of shares of AMPS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding shares of AMPS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

            (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding shares of AMPS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

      (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of AMPS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

            (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding shares of AMPS that are the subject of such Submitted Bid;

            (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding shares of AMPS that are the subject of such Submitted Bid; and

            (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding shares of AMPS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of shares of AMPS obtained by multiplying (x) the difference between the Available AMPS and the aggregate number of outstanding shares of AMPS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding shares of AMPS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding shares of AMPS subject to all such Submitted Bids and Submitted Sell Orders.

      (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of AMPS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of shares of AMPS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding share of AMPS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole share of AMPS.

      (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of AMPS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate shares of AMPS for purchase among Potential Holders so that only whole shares of AMPS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any shares of AMPS on such Auction Date.

      (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding shares of AMPS to be purchased and the aggregate number of outstanding shares of AMPS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding shares of AMPS.

Paragraph 10(f) Miscellaneous.

      The Fund may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of AMPS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of shares of AMPS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and (B) except as otherwise required by law, shall have the ownership of the shares of AMPS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither the Fund nor any affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall submit an Order in any Auction. Any Beneficial Owner that is an affiliate (other than Merrill Lynch, Pierce, Fenner & Smith Incorporated) shall not sell, transfer or otherwise dispose of shares of AMPS to any person other than the Fund. All of the outstanding shares of AMPS of a series shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at the Fund's option and upon its receipt of such documents as it deems appropriate, any shares of AMPS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                           PART C. OTHER INFORMATION

Item 24.  Financial Statements And Exhibits.

(1)       Financial Statements

Part A:
         Financial Highlights for each of the fiscal years in the ten-year period ended October 31, 2004.


Part B:
         Schedule of Investments of the Fund as of October 31, 2004.* Statement of Net Assets of the Fund as of October 31, 2004.* Statement of Operations of the Fund for the fiscal year ended October 31, 2004.*

         Statements of Changes in Net Assets of the Fund for the fiscal years ended October 31, 2003 and 2004.*

         Financial Highlights of the Fund for each of the fiscal years in the five-year period ended October 31, 2004.*

         Report of Independent Registered Public Accounting Firm.*


---------
* Incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 2003 filed with the Securities and Exchange Commission ("Commission") on January 6, 2003 pursuant to Rule 30b2-1 under the Investment Company Act of 1940, as amended ("1940 Act").


Exhibits  Description
--------  -----------

(a)(1)    Articles of Incorporation of the Registrant.

(a)(2) Articles Supplementary creating three series of Auction Market Preferred Stock ("AMPS") of the Registrant.

(a)(3) Articles of Amendment to the Articles Supplementary, dated November 30, 1994.

(a)(4) Articles of Amendment to the Articles Supplementary, dated November 30, 1994.

(a)(5) Articles of Amendment to the Articles Supplementary, dated October 11, 1999.

(a)(6) Form of Articles Supplementary creating one series of AMPS. (b) By-laws of the Registrant. (c) Not applicable.

(d)(1) Portions of the Articles of Incorporation, By-laws and Articles Supplementary of the Registrant defining the rights of holders of shares of the Registrant.(a)

(d)(2) Form of specimen certificate for the AMPS of the Registrant. (e) Form of Automatic Dividend Reinvestment Plan.(b) (f) Not applicable.

(g) Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM" or the "Investment Adviser").

(h)(1) Form of Purchase Agreement between the Registrant and the Investment Advisor and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") relating to the AMPS.

(h)(2)    Form of Merrill Lynch Standard Dealer Agreement.(c)

Exhibits  Description
--------  -----------

(i)       Not applicable.

(j) Form of Custodian Agreement between the Registrant and The Bank of New York ("BONY").(d)

(k)(l) Form of Registrar, Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and BONY.(e)

(k)(2) Form of Agreement of Resignation, Appointment and Acceptance among the Registrant, IBJ Whitehall Bank & Trust Company and BONY.(e)

(k)(3) Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company.(f)

(k)(4)    Form of Auction Agent Agreement between the Registrant and BONY.
          (k)(5) Form of Broker-Dealer Agreement.(g) (k)(6) Form of Letter of Representations.

(l)       Opinion and Consent of Sidley Austin Brown & Wood LLP.*

(m)       Not applicable.

(n) Consent of ___________, independent registered public accounting firm for the Registrant.*

(o)       Not applicable.

(p)       Not applicable.

(q)       Not applicable.

(r)       Code of Ethics.(h)

---------
* To be filed by amendment.
(a)    Reference is made to Article V, Article VI (sections 2, 3, 4, 5 and 6),
       Article VII, Article VIII, Article X, Article XI, Article XII and
       Article XIII of the Registrant's Articles of Incorporation, filed as Exhibit (a)(1) hereto; to Article II, Article III (sections l, 2, 3, 5 and 17), Article VI, Article VII, Article XII, Article XIII and Article XIV of the Registrant's By-Laws filed as Exhibit (b) hereto; and to the Articles Supplementary and Articles of Amendment filed as Exhibit
       (a)(2), (a)(3), (a)(4), (a)(5) and (a)(6).
(b) Filed as an exhibit to the Registrant's Annual Report to Shareholders for the fiscal year ended October 31, 2003, filed on January 6, 2004.
(c) Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 3 to the Registration Statement on Form N-2 of Preferred Income Strategies, Inc. (File No. 333-102712), filed on March 25, 2003.
(d) Incorporated by reference to Exhibit 7 to Post-Effective No. 13 to the Registration Statement on Form N-IA of The Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.
(e) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1 A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(f) Incorporated by reference to an exhibit to the Registration Statement on Form N-14 of MuniYield Fund, Inc. (File No. 333-65242), filed on September 14, 2001.
(g) Incorporated by reference to Exhibit (k)(5) to the Registration Statement on Form N-2 of MuniYield Insured Fund, Inc. (File No. 333-116604), filed on June 18, 2004.
(h) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.

Item 25.  Marketing Arrangements.

          See Exhibits (h)(1) and (2).

Item 26.  Other Expenses of Issuance and Distribution.

          The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

      Registration fees................................   $  5,068
      Printing (other than stock certificates).........   $ 21,250
      Legal fees and expenses..........................   $ 65,000
      Accounting fees and expenses.....................   $  6,000
      Rating Agency Fees...............................   $ 45,000
      Miscellaneous....................................   $  7,682
                                                         ----------
      Total............................................   $150,000

Item 27.  Persons Controlled by or Under Common Control with Registrant.

          The Registrant does not control nor is it under common control with, any person.

Item 28.  Number of Holders of Securities.

                                            Number of Record Holders
Title of Class                                 At December 1, 2004
--------------                             --------------------------
Common Stock, $.10 par value...............
Preferred Stock............................              1

Item 29.  Indemnification.

          Reference is made to Section 2-418 of the General Corporation Law of the State of Maryland, Article VI of the Registrant's Articles of
Incorporation, Article VI of the Registrant's By-laws and Section 6 of the Purchase Agreement, which provide for indemnification.

          Article VI of the By-laws provides that each officer and director of the Registrant shall be indemnified by the Registrant to the full extent permitted under the Maryland General Corporation Law, except that such indemnity shall not protect any such person against any liability to the Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel or the vote of a majority of a quorum of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Each officer and director of the Registrant claiming indemnification within the scope of Article VI of the By-laws shall be entitled to advances from the Registrant for payment of the reasonable expenses incurred by him or her in connection with proceedings to which he or she is a party in the manner and to the full extent permitted under the Maryland General Corporation Law; provided, however, that the person seeking indemnification shall provide to the Registrant a written affirmation of his or her good faith belief that the standard of conduct necessary for indemnification by the Registrant has been met and a written undertaking to repay any such advance, if it ultimately should be determined that the standard of conduct has not been met, and provided further that at least one of the following additional conditions is met: (i) the person seeking indemnification shall provide a security in form and amount acceptable to the Registrant for his or her undertaking; (ii) the Registrant is insured against losses arising by reason of the advance; or
(iii) a majority of a quorum of non-party independent directors, or independent legal counsel in a written opinion shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

          The Registrant may purchase insurance on behalf of an officer or director protecting such person to the full extent permitted under the Maryland General Corporation Law from liability arising from his or her activities as officer or director of the Registrant. The Registrant, however, may not purchase insurance on behalf of any officer or director of the Registrant that protects or purports to protect such person from liability to the Registrant or to its stockholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

          In Section 7 of the Purchase Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify Merrill Lynch and each person, if any, who controls Merrill Lynch within the meaning of the Securities Act of 1933 (the "1933 Act") against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

          Insofar as indemnification for liabilities arising under the 1933 Act may be provided to directors, officers and controlling persons of the Registrant and Merrill Lynch, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with any successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of the Investment Adviser.

          FAM acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies.

          Merrill Lynch Investment Managers, L.P. ("MLIM"), acts as the investment adviser for a number of affiliated open-end and closed-end registered investment companies, and also acts as sub-adviser to certain other portfolios.

          The address of each of these registered investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665.

          The address of the Investment Adviser, MLIM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. ("Princeton Administrators") is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10080. The address of the Fund's transfer agent, The Bank of New York (the "Transfer Agent"), is 101 Barclay Street, New York, New York 10286.

          Set forth below is a list of each executive officer and partner of the Investment Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for the past two years for his, her or its own account or in the capacity of director, officer, employee, partner or Director. Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM or its affiliates, and Mr. Doll is an officer of one or more of such companies.


                                                                              Other Substantial Business,
                                   Position(s) with Investment                   Profession, Vocation
             Name                            Adviser                                 Or Employment
-------------------------       -------------------------------   ----------------------------------------------------------------
ML & Co.                        Limited Partner                   Financial Services Holding Company; Limited
                                                                  Partner of MLIM

Princeton Services              General Partner                   General Partner of MLIM

Robert C. Doll, Jr.             President                         President of MLIM; Director of Princeton Services;
                                                                  Chief Investment Officer of OppenheimerFunds, Inc.
                                                                  in 1999 and Executive Vice President thereof from



                                                                C-4


                                                                  1991 to 1999

Donald C. Burke                 First Vice President and          First Vice President, Treasurer and Director of
                                Treasurer                         Taxation of MLIM; Senior Vice President, Treasurer
                                                                  and Director of Princeton Services; Vice President
                                                                  of FAMD

Andrew J. Donohue               General Counsel                   First Vice President and General Counsel of MLIM;
                                                                  Senior Vice President, Director and General
                                                                  Counsel of Princeton Services; President and Director of FAMD

Alice A. Pellegrino             Secretary                         Secretary of MLIM, Princeton Services and FAMD


Item 31.  Location of Account and Records.

          All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act, and the Rules promulgated thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its Investment Adviser (800 Scudders Mill Road, Plainsboro, New Jersey 08536), its custodian and transfer agent, The Bank of New York (101 Barclay Street, New York, New York 10286), and its accounting services provider, State Street (500 College Road East, Princeton, New Jersey 08540).

Item 32.  Management Services.

          Not applicable.

Item 33.  Undertakings.

          (1) The Registrant undertakes to suspend the offering of the shares of preferred stock covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of preferred stock declines more than 10% from its net asset value per share of preferred stock as of the effective date of this Registration Statement, or (2) its net asset value per share of preferred stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

          (2)    Not applicable.

          (3)    Not applicable.

          (4)    Not applicable.

          (5)    The Registrant undertakes that:

                 (a) For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the registrant pursuant to Rule 497(h) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

                 (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (c) The Registrant undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 12th day of November, 2004.

                      MUNIVEST FUND II, INC.
                            (Registrant)

                      By:      /s/ Donald C. Burke
                               -----------------------------------------------
                               (Donald C. Burke, Vice President and Treasurer)


      Each person whose signature appears below hereby authorizes Terry K. Glenn, Donald C. Burke, Alice A. Pellegrino and Brian D. Stewart, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including any Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the dates indicated.


                   Signature                                        Title                                        Date
                   ---------                                        -----                                        ----

          /s/ Terry K. Glenn                            President (Principal Executive                    November 12, 2004
        --------------------------------
                (TERRY K. GLENN)                            Officer) and Director

           /s/ Donald C. Burke                           Vice President and Treasurer                     November 12, 2004
      -----------------------------------
               (DONALD C. BURKE)                     (Principal Financial and Accounting
                                                                   Officer)

        /s/ Ronald W. Forbes                                       Director                               November 12, 2004
        -------------------------------
               (RONALD W. FORBES)

         /s/ Cynthia A. Montgomery                                 Director                               November 12, 2004
     -------------------------------------
            (CYNTHIA A. MONTGOMERY)

               /s/ Jean Margo Reid                                 Director                               November 12, 2004
  -------------------------------------------
               (JEAN MARGO REID)

               /s/ Kevin A. Ryan                                   Director                               November 12, 2004
      ------------------------------------
                (KEVIN A. RYAN)

           /s/ Roscoe S. Suddarth                                  Director                               November 12, 2004
   ------------------------------------------
              (ROSCOE S. SUDDARTH)

                 /s/ Richard R. West                               Director                               November 12, 2004
        -------------------------------
               (RICHARD R. WEST)

         /s/ Edward D. Zinbarg                                     Director                               November 12, 2004
         ------------------------------
              (EDWARD D. ZINBARG)


                                 EXHIBIT INDEX

(a)(1)    Articles of Incorporation of the Registrant.

(a)(2) Articles Supplementary creating three series of Auction Market Preferred Stock ("AMPS") of the Registrant.

(a)(3) Articles of Amendment to the Articles Supplementary, dated November 30, 1994.

(a)(4) Articles of Amendment to the Articles Supplementary, dated November 30, 1994.

(a)(5) Articles of Amendment to the Articles Supplementary, dated October 11, 1999.

(a)(6)    Form of Articles Supplementary creating one series of AMPS.

(b)       By-laws of the Registrant.

(d)(2)    Form of specimen certificate for the AMPS of the Registrant.

(g) Form of Investment Advisory Agreement between the Registrant and Fund Asset Management, L.P. ("FAM")

(h)(1) Form of Purchase Agreement between the Registrant and FAM and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

(k)(4)    Form of Auction Agent Agreement between the Registrant and BONY.

(k)(6)    Form of Letter of Representation.